SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

Filed by the registrant                   / X /

Filed by a party other than the registrant       /     /

Check the appropriate box:

/    /   Preliminary proxy statement

/ X  /   Definitive proxy statement

/   /    Definitive additional materials

/   /    Soliciting material under Rule 14a-12

                        OPPENHEIMER CHAMPION INCOME FUND
         ------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

                        OPPENHEIMER CHAMPION INCOME FUND
         ------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):N/A

/ X/  No fee required.

/  / Fee  Computed on table below per  Exchange  Act Rules 14a  -6(i)(1)  and
     0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 10-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

/   / Fee paid previously with preliminary materials:

/   / Check box if any part of the fee is offset as provided  by  Exchange  Act
      Rule 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:

(2)   Form, schedule or registration statement no.:

(3)   Filing Party:

(4)   Date Filed:


190_SCH14A

                     OPPENHEIMER CHAMPION INCOME FUND

             6803 South Tucson Way, Englewood, CO  80112

            Notice Of Meeting Of Shareholders To Be Held

                           August 24, 2000

To The Shareholders of Oppenheimer Champion Income Fund:

Notice is hereby given that a Meeting of the Shareholders (the "Meeting") of Oppenheimer Champion Income Fund (the "Fund"), will be held at 6803 South Tucson Way, Englewood, Colorado, 80112, at 10:00 A.M., Mountain time, on August 24, 2000.

During the Meeting, shareholders of the Fund will vote on the following proposals and sub-proposals:

1.    To elect a Board of Trustees;

2. To ratify the selection of Deloitte & Touche LLP as the independent auditor for the Fund for the fiscal year beginning October 1, 2000;

3. To approve the elimination of certain fundamental investment restrictions of the Fund;

4. To approve changes to four (4) fundamental investment restrictions of the Fund;

5. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust;

6. To approve the Fund's Class C 12b-1 Distribution and Service Plan (only Class C shareholders may vote on this proposal); and

7. To transact such other business as may properly come before the meeting, or any adjournments thereof.

Shareholders of record at the close of business on June 14, 2000, are entitled to vote at the meeting. The Proposals are more fully discussed in the Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of the Trust recommends a vote to elect each of the nominees as Trustee and in favor of each Proposal. WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,


Andrew J. Donohue, Secretary
July 5, 2000

Page

PLEASE RETURN YOUR PROXY CARD PROMPTLY. YOUR VOTE IS IMPORTANT NO MATTER HOW
                              MANY SHARES YOU OWN.

                                   TABLE OF CONTENTS


Proxy Statement                                                      Page

Questions and Answers

Proposal 1:     To Elect a Board of Trustees

Proposal 2:     To ratify the selection of Deloitte & Touche LLP as
the independent  auditor for the Fund for the fiscal year beginning  October 1,
2000

Proposal 3 and 4:  Approval of Changes to Certain  Fundamental  Policies of the
Fund

Introduction to Proposals 3 and 4

Proposal 3:    To  approve  the  elimination  of  certain  fundamental
           investment restrictions of the Fund

Proposal 4:     To approve changes to four (4) fundamental investment
restrictions of the Fund

Proposal 5:     To authorize the Trustees to adopt an Amended and Restated
Declaration of Trust

Proposal 6: To approve the Fund's Class C 12b-1 Distribution and Service Plan and Agreement (only Class C shareholders may vote on this proposal)

EXHIBITS

      A:   Amended and Restated Declaration of Trust

      B:   Amended Class C 12b-1 Distribution and Service Plan and Agreement

                        OPPENHEIMER CHAMPION INCOME FUND
                                 PROXY STATEMENT

QUESTIONS AND ANSWERS

Q.    Who is Asking for My Vote?

A.         Trustees of Oppenheimer  Champion Income Fund (the "Fund") have asked
           that  you  vote  on  several   matters  at  the  Special  Meeting  of
           Shareholders to be held on August 24, 2000.

Q.    Who is Eligible to Vote?

A. Shareholders of record at the close of business on June 14, 2000 are entitled to vote at the Meeting or any adjourned meeting. Shareholders are entitled to cast one vote for each matter presented at the Meeting. The Notice of Meeting, proxy card and proxy statement were mailed to shareholders of record on or about July 5, 2000.

Q.    On What Matters Am I Being Asked to Vote?

A.    You are being asked to vote on the following proposals:

1.    To elect a Board of Trustees;

2. To ratify the selection of Deloitte & Touche LLP as the independent auditor for the Fund;

3. To eliminate certain fundamental investment restrictions of the Fund;

4. To change certain fundamental investment restrictions of the Fund;

5. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust; and

6.           To approve the Fund's Class C 12b-1  Distribution  and Service Plan
             and  Agreement  (only  Class  C  shareholders   may  vote  on  this
             proposal).

Q.    How do the Trustees Recommend that I Vote?

A.    The Trustees recommend that you vote:

1.    FOR election of all nominees as Trustees;

2. FOR ratification of the selection of Deloitte & Touche LLP as the independent auditor for the Fund;

3. FOR the elimination of each of the Fund's fundamental investment restrictions proposed to be eliminated;

4. FOR changes to the Fund's fundamental investment restrictions proposed for change;

5. FOR authorization of the Trustees to adopt an Amended and Restated Declaration of Trust; and

6. FOR approval of the Fund's Class C 12b-1 Distribution and Service Plan by Class C shareholders.

      Q.   How Can I Vote?

A.    You can vote in two (2) different ways:

o     By mail, with the enclosed ballot
o     In person at the Meeting.

             Whichever method you choose, please take the time to read the full text of the proxy statement before you vote.

Q.    How Will My Vote Be Recorded?

A. Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for any of the proposals, your proxy will be voted as indicated. If you sign and date the proxy card, but do not specify a vote for one or more of the proposals, your shares will be voted in favor of the Trustees recommendations.

Q.    How Can I Revoke My Proxy?

A. You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy card to the Fund that is received at or prior to the Meeting, or attending the Meeting and voting in person.

Q.    How Can I Get More Information About the Fund?

A. A copy of the Fund's annual report has previously been mailed to Shareholders. If you would like to have copies of the Fund's most recent annual report sent to you free of charge, please call us toll-free at 1.800.525.7048 or write to the Fund at OppenheimerFunds Services, P.O. Box 5270, Denver, Colorado, 80217-5270.

      Q.   Whom Do I Call If I Have Questions?

A.    Please call us at 1.800.525.7048

THIS PROXY STATEMENT IS DESIGNED TO FURNISH SHAREHOLDERS WITH THE INFORMATION
  NECESSARY TO VOTE ON THE MATTERS COMING BEFORE THE MEETING. IF YOU HAVE ANY
                 QUESTIONS, PLEASE CALL US AT 1.800.525.7048.

                  OPPENHEIMER CHAMPION INCOME FUND
                           PROXY STATEMENT

                       Meeting of Shareholders
                     To Be Held August 24, 2000

This statement is furnished to the shareholders of Oppenheimer Champion Income Fund (the "Fund"), in connection with the solicitation by the Fund's Board of Trustees of proxies to be used at a special meeting of shareholders (the "Meeting") to be held at 6803 South Tucson Way, Englewood, Colorado, 80112, at 10:00 A.M., Mountain time, on August 24, 2000, or any adjournments thereof. It is expected that the mailing of this Proxy Statement will be made on or about July 5, 2000.

                              SUMMARY OF PROPOSALS

--------------------------------------------------------------------
     Proposal                                   Shareholder Voting
--------------------------------------------------------------------
--------------------------------------------------------------------
1.   To Elect a Board of Trustees                   All
--------------------------------------------------------------------
--------------------------------------------------------------------
2.   To Ratify  the  Selection  of  Deloitte  &     All
     Touche  LLP as  Independent  Auditors  for
     the Fund  for the  fiscal  year  beginning
     October 1, 2000
--------------------------------------------------------------------
--------------------------------------------------------------------
3.   To approve the elimination of certain
     fundamental  investment  restrictions
     for the Fund
--------------------------------------------------------------------
--------------------------------------------------------------------
     a.  Purchasing  Securities on Margin or        All
         Engaging in Short Sales
--------------------------------------------------------------------
--------------------------------------------------------------------
     b.  Investing   in   Other  Investment         All
         Companies
--------------------------------------------------------------------
--------------------------------------------------------------------
     c.  Purchase and Sale of Futures Contracts    All
--------------------------------------------------------------------
--------------------------------------------------------------------
     d.  Types  of Put  and  Call  Options  the    All
         Fund may Purchase and Sell
--------------------------------------------------------------------
--------------------------------------------------------------------
     e.  Writing Put  Options on Interest  Rate    All
         Futures
--------------------------------------------------------------------
--------------------------------------------------------------------
     f.   Covered Call Writing                     All
--------------------------------------------------------------------
--------------------------------------------------------------------
     g.  Investing in Warrants or Rights           All
--------------------------------------------------------------------
--------------------------------------------------------------------
     h.  Purchasing Put or Call Options            All
--------------------------------------------------------------------
--------------------------------------------------------------------
     i.  Writing Put Options on Debt Securities    All
--------------------------------------------------------------------
--------------------------------------------------------------------
     j.  Purchasing  Securities  of  Issuers in    All
         which Officers  or Trustees  have  an
         Interest
--------------------------------------------------------------------
--------------------------------------------------------------------
     k.  Investing in Unseasoned Issuers           All
--------------------------------------------------------------------
--------------------------------------------------------------------
     l. Investing in  a  Company for the           All
        Purpose of Acquiring Control
--------------------------------------------------------------------
--------------------------------------------------------------------
     m. Investing in  Mineral-Related  Programs    All
        or Leases
--------------------------------------------------------------------
--------------------------------------------------------------------
4.   To approve  changes to four (4) of the        All
     Fund's  fundamental  investment
     restrictions  to permit the Fund to
     participate  in an inter-fund  lending
     arrangement
--------------------------------------------------------------------
--------------------------------------------------------------------
5.   Authorize   the   Trustees   to  adopt  an    All
     Amended and Restated Declaration of Trust
--------------------------------------------------------------------
--------------------------------------------------------------------
6.   Approve the "new" Class C 12b-1 Class C
     Distribution  and Service Plan and
     Shareholders only Agreement
--------------------------------------------------------------------

                 PROPOSAL 1:  ELECTION OF TRUSTEES

      At the Meeting, twelve (12) Trustees are to be elected to hold office until the next meeting of shareholders called for the purpose of electing Trustees and until their successors are duly elected and shall have qualified. The persons named as attorneys-in-fact in the enclosed proxy have advised the Fund that unless a proxy instructs them to withhold authority to vote for all listed nominees or any individual nominee, all validly executed proxies will be voted by them for the election of the nominees named below as Trustees of the Fund. As a Massachusetts business trust, the Fund does not contemplate holding annual shareholder meetings for the purpose of electing Trustees. Thus, the Trustees will be elected for indefinite terms until a special shareholder meeting is called for the purpose of voting for Trustees and until their successors are properly elected and qualified.

      Each of the nominees (except for Messrs. Armstrong, Cameron and Marshall) currently serves as a Trustee of the Fund. All of the nominees have consented to be named as such in this proxy statement and have consented to serve as Trustees if elected.

      Each nominee indicated below by an asterisk is an "interested person" (as that term is defined in the Investment Company Act of 1940, referred to in this Proxy Statement as the "1940 Act") of the Fund due to the positions indicated with the Fund's investment adviser, OppenheimerFunds, Inc. (the "Manager") or its affiliates, or other positions described. The beneficial ownership of Class A shares listed below includes voting and investment control, unless otherwise indicated below. All of the Trustees own shares in one or more of the Denver-based funds in the OppenheimerFunds complex. If a nominee should be unable to accept election, the Board of Trustees may, in its discretion, select another person to fill the vacant position.

Name, Age, Address                     Fund Shares Beneficially Owned as of
And Five-Year Business Experience      June 14, 2000 and % of Class Owned

William L. Armstrong (63)                      0
11 Carriage Lane
Littleton, CO 80121

Chairman of the following private mortgage banking companies: Cherry Creek Mortgage Company (since 1991), Centennial State Mortgage Company (since 1994), The El Paso Mortgage Company (since 1993), Transland Financial Services, Inc. (since 1997), and Ambassador Media Corporation (since 1984); Chairman of the following private companies: Frontier Real Estate, Inc. (residential real estate brokerage) (since 1994), Frontier Title (title insurance agency) (since 1995) and Great Frontier Insurance (insurance agency) (since 1995); Director of the following public companies: Storage Technology Corporation (computer equipment company) (since 1991), Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), UNUMProvident (insurance company) (since 1991); formerly Director of the following public companies: International Family Entertainment (television channel) (1991 - 1997) and Natec Resources, Inc. (air pollution control equipment and services company) (1991 - 1995); formerly U.S. Senator (January 1979 - January 1991). Director/trustee of 13 investment companies in the OppenheimerFunds complex.

Robert G. Avis (69)*                           0
10369 Clayton Road
St. Louis, MO 63131

Trustee since 1993.

Formerly (until March 1999) Vice Chairman and Director of A.G. Edwards and Vice Chairman of A.G. Edwards & Sons, Inc. (its brokerage company subsidiary); formerly (until March 1999) Chairman of A.G. Edwards Trust Company and A.G.E. Asset Management (investment advisor); formerly (until March 2000), a Director of A.G. Edwards & Sons and A.G. Edwards Trust Company; until March of 2000; Chairman, President and Chief Executive Officer of A.G. Edwards Capital, Inc. (General Partner of private equity funds) and remains on that board of directors. Director/Trustee of 22 investment companies of the OppenheimerFunds complex.

George C. Bowen (63)                           15,364.868
6803 South Tucson Way                          (.0002% of Class A shares)
Englewood, CO 80112

Trustee since 1998.

Formerly (until April 1999) Mr. Bowen held the following positions: Senior Vice President (since September 1987) and Treasurer (since March 1985) of the Manager; Vice President (since June 1983) and Treasurer (since March 1985) of OppenheimerFunds Distributor, Inc. ("Distributor"); Vice President (since October 1989) and Treasurer (since April 1986) of HarbourView Asset Management Corporation; Senior Vice President (since February 1992), Treasurer (since July
1991); Assistant Secretary and a director (since December 1991) of Centennial Asset Management Corporation; President, Treasurer and a director of Centennial Capital Corporation (since June 1989); Vice President and Treasurer (since August 1978) and Secretary (since April 1981) of Shareholder Services, Inc.; Vice President, Treasurer and Secretary of Shareholder Financial Services, Inc. (since November 1989); Assistant Treasurer of Oppenheimer Acquisition Corp. (since March 1998); Treasurer of Oppenheimer Partnership Holdings, Inc. (since November 1989); Vice President and Treasurer of Oppenheimer Real Asset Management, Inc. (since July 1996); Treasurer of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997). Director/trustee of 17 investment companies in the OppenheimerFunds complex.

Edward L. Cameron                              (61) 0
Spring Valley Road
Morristown, NJ 07960

Formerly (from 1974-1999) a partner with PricewaterhouseCoopers LLP (an accounting firm) and Chairman, Price Waterhouse LLP Global Investment Management Industry Services Group (from 1994-1998). Director/trustee of 7 investment companies in the OppenheimerFunds complex.

Jon S. Fossel (58)                             0
810 Jack Creek Road
Ennis, MT  59729

Trustee since 1990.

Formerly (until October 1996) Chairman and a director of the Manager, President and a director of Oppenheimer Acquisition Corp., the Manager's parent holding company, and Shareholder Services, Inc. and Shareholder Financial Services, Inc., transfer agent subsidiaries of the Manager. Director/trustee of 20 investment companies in the OppenheimerFunds complex.

Sam Freedman (59)                                   0
4975 Lakeshore Drive
Littleton, CO 80123

Trustee since 1996.

Formerly (until October 1994) Chairman and Chief Executive Officer of OppenheimerFunds Services; Chairman, Chief Executive Officer and a director of Shareholder Services, Inc.; Chairman, Chief Executive Officer and director of Shareholder Financial Services, Inc.; Vice President and director of Oppenheimer Acquisition Corp.; and a director of OppenheimerFunds, Inc. Director/trustee of 22 investment companies in the OppenheimerFunds complex.

Raymond J. Kalinowski (70)                          0
44 Portland Drive
St. Louis, MO 63131

Trustee since 1988.

Formerly a director of Wave Technologies International, Inc. (a computer products training company), self-employed consultant (securities matters) and director/trustee of 22 investment companies in the OppenheimerFunds complex.

C. Howard Kast (78)                                 0
2552 East Alameda, #30
Denver, CO 80209

Trustee since 1987.

Formerly Managing Partner of Deloitte, Haskins & Sells (an accounting firm) and director/trustee of 22 investment companies in the OppenheimerFunds complex.

Robert M. Kirchner (78)                             0
7500 E. Arapohoe Road
Suite 250
Englewood, CO 80112

Trustee since 1987.

President of The Kirchner Company (management consultants) and director/trustee of 22 investment companies in the OppenheimerFunds complex.

Bridget A. Macaskill* (51)                          0
Two World Trade Center
New York, NY 10048

Trustee since 1995.

President (since June 1991), Chief Executive Officer (since September 1995) and a Director (since December 1994) of the Manager; President and director (since June 1991) of HarbourView Asset Management Corporation, an investment adviser subsidiary of the Manager; Chairman and a director of Shareholder Services, Inc. (since August 1994) and Shareholder Financial Services, Inc. (since September
1995),  transfer agent  subsidiaries of the Manager;  President (since September
1995) and a director (since October 1990) of Oppenheimer Acquisition Corp., the Manager's parent holding company; President (since September 1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc. (since July 1996); President and a director (since October
1997) of OppenheimerFunds International Ltd., an offshore fund management subsidiary of the Manager and of Oppenheimer Millennium Funds plc; a director of Prudential Corporation plc (a U.K. financial service company), a director (since April 2000) of OppenheimerFunds Legacy Program, a charitable trust program established by the Manager. President and director/trustee of 19 investment companies in the OppenheimerFunds complex.



-------------------
* Trustee who is an Interested Person of the Fund.


William F. Marshall, Jr. (58)                         0
87 Ely Road
Longmeadow, MA 01106

Formerly Chairman (1999) SIS & Family Bank, F.S.B. (formerly SIS Bank); President, Chief Executive Officer and Director (1993-1999), SIS Bankcorp., Inc. and SIS Bank (formerly, Springfield Institution for Savings); Executive Vice President (1999), Peoples Heritage Financial Group, Inc.; Chairman and Chief Executive Officer (1990-1993), Bank of Ireland First Holdings, Inc. and First New Hampshire Banks; Trustee (since 1996), MassMutual Institutional Funds (open-end investment company); Trustee (since 1996), MML Series Investment Fund (open-end investment company).

 James C. Swain* (66)                                 0
 6803 South Tucson Way
 Englewood, CO 80112

 Trustee since 1987.

Vice Chairman of the Manager (since September 1988); formerly President and a director of Centennial Asset Management Corporation, an investment adviser subsidiary of the Manager and Chairman of the Board of Shareholder Services, Inc. Director/trustee and Chairman of the Board of 22 investment companies in the OppenheimerFunds complex.

      Under the Investment Company Act of 1940 (the "1940 Act"), the Board of Trustees may fill vacancies on the Board of Trustees or appoint new Trustees only if, immediately thereafter, at least two-thirds of the Trustees will have been elected by shareholders. Currently, four of the Fund's nine Trustees have not been elected by shareholders. In addition, the Board of Trustees has nominated Mr. Armstrong, Mr. Cameron and Mr. Marshall to become independent Trustees of the Fund. In light of the fact that only five of the Fund's Trustees have been elected by shareholders, it follows that a meeting of shareholders needs to be held to elect Trustees.

      Under the 1940 Act, the Fund is also required to call a meeting of shareholders promptly to elect Trustees if at any time less than a majority of the Trustees have been elected by shareholders. By holding a meeting to elect Trustees at this time, the Fund may be able to delay the time at which another shareholder meeting is required for the election of Trustees, which will result in a savings of the costs associated with holding a meeting.

     The primary responsibility for the management of the Fund rests with the Board of Trustees. The Trustees meet regularly to review the activities of the Fund and of the Manager, which is responsible for its day-to-day operations. Six regular meetings of the Trustees were held during the fiscal year ended September 30, 1999. Each of the incumbent Trustees was present for at least 75% of the meetings held of the Board and of all committees on which that Trustee served. The Trustees have appointed an Audit Committee, comprised of Messrs. Kast (Chairman), and Kirchner, none of whom is an "interested person," as defined in the 1940 Act, of the Manager or the Fund. Mr. Cameron will become a member of the audit committee if approved as a Trustee of the Fund by shareholders. The Committee met six times during the fiscal year ended September 30, 1999. The Board of Trustees does not have a standing, nominating or compensation committee. The Audit Committee furnishes the Board with recommendations regarding the selection of the independent auditor. The other functions of the Committee include (i) reviewing the methods, scope and results of audits and the fees charged; (ii) reviewing the adequacy of the Fund's internal accounting procedures and controls; (iii) establishing a separate line of communication between the Fund's independent auditors and its independent Trustees, and selecting and nominating the independent Trustees.

      The Trustees who are not affiliated with the investment adviser ("Non-affiliated Trustees") are paid a fixed fee from the Fund for serving on the Board. Each of the current Trustees also serves as trustees or directors of other Denver-based investment companies in the OppenheimerFunds complex. Non-affiliated Trustees are paid a retainer plus a fixed fee for attending each meeting and are reimbursed for expenses incurred in connection with attending such meetings. Each Fund in the OppenheimerFunds complex for which they serve as a director or trustee pays a share of these expenses.

      The officers of the Fund are affiliated with the Manager. They and the Trustees of the Fund who are affiliated with the Manager (Ms. Macaskill and Mr. Swain) receive no salary or fee from the Fund. The remaining Trustees of the Fund received the compensation shown below from the Fund during the fiscal year ended September 30, 1999, and from all of the Denver-based Oppenheimer funds (including the Fund) for which they served as Trustee, Director or Managing General Partner during the calendar year ended December 31, 1999. Compensation is paid for services in the positions below their names:

---------------------------------------------------------------------
Trustee's Name and      Aggregate      Number of Boards   Total
Other Positions         Compensation   Within             Compensation
                        from Fund 1    Oppenheimer Funds  From all
                                       Complex on Which   Oppenheimer
                                       Trustee Served as  Funds2
                                       of 12/31/99
---------------------------------------------------------------------
---------------------------------------------------------------------
Robert G. Avis          $1,477           22                 $67,998
---------------------------------------------------------------------
---------------------------------------------------------------------
William A. Baker4       $1,510           22                 $69,998
---------------------------------------------------------------------
---------------------------------------------------------------------
George C. Bowen         $258             17                 $23,879
---------------------------------------------------------------------
---------------------------------------------------------------------
Jon. S. Fossel          $1,499           20                 $66,586
Review Committee
Member 3
---------------------------------------------------------------------
---------------------------------------------------------------------
Sam Freedman            $1,608           22                 $73,998
Chairman, Review
Committee
---------------------------------------------------------------------
---------------------------------------------------------------------
Raymond J. Kalinowski   $1,591           22                 $73,248

---------------------------------------------------------------------
---------------------------------------------------------------------
C. Howard Kast          $1,698           22                 $78,873
Chairman, Audit
Committee, Review
Committee Member
---------------------------------------------------------------------
---------------------------------------------------------------------
Robert M. Kirchner      $1,494           22                 $69,248
Audit Committee Member3
---------------------------------------------------------------------
---------------------------------------------------------------------
Ned M. Steel4           $1,477           22                 $67,998
---------------------------------------------------------------------
1  For the Fund's fiscal year ended 9/30/99. 2. For the 1999 calendar year.
3. Committee position held during a portion of the period shown.
4. Effective July 1, 2000, Messrs. Baker and Steel resigned as Trustees of the Fund.

      The Board of Trustees has also adopted a Deferred Compensation Plan for Non-affiliated Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. As of December 31, 1999, none of the Trustees elected to do so. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular amount of compensation to any Trustee.

      Each officer of the Fund is elected by the Trustees to serve an annual term. Information is given below about the executive officers who are not Trustees of the Fund, including their business experience during the past five years. Messrs. Donohue, Wixted, Bishop, Zack and Farrar serve in a similar capacity with several other funds in the OppenheimerFunds complex.

Name, Age, Address and Five-Year Business Experience

David P. Negri,  Vice  President and Portfolio  Manager since  December,  1997;
Age: 46
Two World Trade Center, New York, NY 10048

Senior Vice President of the Manager (since June 1989); an officer of other Oppenheimer funds.


Thomas P. Reedy,  Vice  President and Portfolio  Manager since  October,  1998;
Age: 38
Two World Trade Center, New York, NY 10048

Vice President of the Manager (since June 1993); an officer of other Oppenheimer funds; formerly a Securities Analyst for the Manager.

Andrew J. Donohue, Secretary since 1996; Age: 49
Two World Trade Center, New York, NY 10048

Executive Vice President  (since January 1993),  General  Counsel (since October
1991) and a Director (since September 1995) of the Manager; Executive Vice President and General Counsel (since September 1993) and a director (since January 1992) of the Distributor; Executive Vice President, General Counsel and a director of HarbourView Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc. and (since September 1995) Oppenheimer Partnership Holdings, Inc.; President and a director of Centennial Asset Management Corporation (since September 1995); President, General Counsel and a director of Oppenheimer Real Asset Management, Inc. (since July 1996); General Counsel (since May 1996) and Secretary (since April 1997) of Oppenheimer Acquisition Corp.; Vice President and a director of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); a director (since April 2000) of OppenheimerFunds Legacy Program, a charitable trust program sponsored by the Manager; an officer of other Oppenheimer funds.

Brian W. Wixted, Treasurer since April, 1999; Age: 40
6803 South Tucson Way, Englewood, Colorado 80112

Senior Vice President and Treasurer (since April 1999) of the Manager; Treasurer (since March 1999) of HarbourView Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc. (since April 1999); Assistant Treasurer of Oppenheimer Acquisition Corp. (since April 1999); Assistant Secretary of Centennial Asset Management Corporation (since April 1999); formerly Principal and Chief Operating Officer, Bankers Trust Company Mutual Fund Services Division (March 1995 - March 1999); Vice President and Chief Financial Officer of CS First Boston Investment Management Corp. (September 1991 - March 1995); and Vice President and Accounting Manager, Merrill Lynch Asset Management (November 1987
- September 1991).

Robert G. Zack, Assistant Secretary since 1988; Age: 51
Two World Trade Center, New York, NY 10048

Senior Vice President (since May 1985) and Associate General Counsel (since May 1981) of the Manager, Assistant Secretary of Shareholder Services, Inc. (since May 1985), and Shareholder Financial Services, Inc. (since November
1989); Assistant Secretary of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer since April 1994; Age: 41
6803 South Tucson Way, Englewood, CO 80112

Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund
Controller for the Manager.

Scott T. Farrar, Assistant Treasurer since April 1994; Age: 34
6803 South Tucson Way, Englewood, CO 80112

Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund Controller for the Manager.

All officers serve at the pleasure of the Board.

As of June 14, 2000, the Trustees and officers as a group beneficially owned 15,391.687 shares, or less than 1% of the outstanding Class A, Class B or Class C shares of the Fund.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE ELECTION OF EACH NOMINEE AS TRUSTEE.

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

      The Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, selected Deloitte & Touche LLP ("Deloitte") as auditors of the Fund for the fiscal year beginning October 1, 2000. Deloitte also serves as auditors for the Manager and certain other funds for which the Manager acts as investment adviser. At the Meeting, a resolution will be presented for the shareholders' vote to ratify the selection of Deloitte as auditors. Representatives of Deloitte are not expected to be present at the Meeting but will have the opportunity to make a statement if they desire to do so and will be available should any matter arise requiring their presence. THE BOARD OF TRUSTEES RECOMMENDS APPROVAL OF THE SELECTION OF DELOITTE AS AUDITORS OF THE FUND.

PROPOSALS 3 and 4: APPROVAL OF CHANGES TO CERTAIN  FUNDAMENTAL  POLICIES OF THE
FUND

Introduction to Proposals 3 and 4

      The Fund is subject to certain investment restrictions which govern the Fund's investment activities. Under the 1940 Act, certain investment restrictions are required to be "fundamental," which means that they can only be changed by a shareholder vote. An investment company may designate additional restrictions as fundamental, and it may also adopt "non-fundamental" restrictions, which may be changed by the Trustees without shareholder approval. The Fund has adopted certain fundamental investment restrictions that are set forth in its Statement of Additional Information, which cannot be changed without the requisite shareholder approval described below under "Further Information about Voting at the Meeting." Restrictions that the Fund has not specifically designated as being fundamental are considered to be "non-fundamental" and may be changed by the Trustees without shareholder approval.

      After the Fund was established in 1987, certain legal and regulatory requirements applicable to registered investment companies (also referred to as "funds") changed. For example, certain restrictions imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA") and therefore are no longer applicable to funds. As a result of NSMIA, the Fund currently is subject to several fundamental investment restrictions that are either more restrictive than required under current law, or which are no longer required at all. A number of the fundamental restrictions that the Fund has adopted in the past also reflect regulatory, business or industry conditions, practices or requirements which at one time, for a variety of reasons, led to the imposition of limitations on the management of the Fund's investments. With the passage of time, the development of new practices and changes in regulatory standards, several of these fundamental restrictions are considered by Fund management to be unnecessary or unwarranted. In addition other fundamental restrictions reflect federal regulatory requirements which remain in effect, but which are not required to be stated as fundamental restrictions. Accordingly, the Trustees recommend that the Fund's shareholders approve the amendment or elimination of certain of the Fund's current fundamental investment restrictions. Certain sub-proposals request that shareholders either approve the elimination of a fundamental investment restriction or approve the replacement of a fundamental investment restriction with a non-fundamental investment policy. If those sub-proposals are approved by shareholders, the Board may adopt non-fundamental investment policies or modify existing non-fundamental investment policies at any time without shareholder approval. The purpose of each sub-proposal is to provide the Fund with the maximum flexibility permitted by law to pursue its investment objectives and policies and to standardize the Fund's policy in this area to one which is expected to become standard for all Oppenheimer funds. The proposed standardized restrictions satisfy current federal regulatory requirements and are written to provide flexibility to respond to future legal, regulatory, market or technical changes.

      By both standardizing and reducing the total number of investment restrictions that can be changed only by a shareholder vote, the Trustees believe that it will assist the Fund and the Manager in maintaining compliance with the various investment restrictions to which the Oppenheimer funds are subject, and that the Fund will be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental investment restrictions that have become outdated or inappropriate. The Trustees also believe that the investment adviser's ability to manage the Fund's assets in a changing investment environment will be enhanced, and that investment management opportunities will be increased by these changes.

      The proposed standardized changes will not affect the Fund's investment objective. Although the proposed changes in fundamental investment restrictions will provide the Fund greater flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with investment in the Fund. The Board does not anticipate that the proposed changes will materially affect the manner in which the Fund is managed. If the Board determines in the future to change materially the manner in which the Fund is managed, the prospectus will be amended.

      The recommended changes are specified below. Shareholders are requested to vote on each Sub-Proposal in Proposal 3 separately. If approved, the effective date of these Proposals may be delayed until the Fund's updated Prospectus and/or Statement of Additional Information can reflect the changes. If any Sub-Proposal in Proposal 3 is not approved or if Proposal 4 is not approved, the fundamental investment restriction covered in that Proposal or Sub-Proposal will remain unchanged.

PROPOSAL 3: TO APPROVE THE ELIMINATION OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND

A.  Purchasing Securities on Margin or Engaging in Short Sales.

      The Fund is currently subject to a fundamental investment restriction prohibiting it from purchasing securities on margin or engaging in short sales. The existing restriction is not required to be a fundamental investment restriction under the 1940 Act. It is proposed that this current fundamental restriction prohibiting purchases of securities on margin or engaging in short sales be eliminated. The current fundamental investment restriction is set forth below.

                                     Current

          The Fund cannot buy securities on margin or engage in short sales. However, the Fund can make margin deposits in connection with its use of hedging instruments.

      Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with a broker as collateral against the loan. The Fund's current fundamental investment restriction prohibits it from purchasing securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions. Policies of the SEC allow mutual funds to make initial and variation margin payments in connection with the purchase and sale of futures contracts and options on futures contracts. In the futures markets, "margin" payments are akin to a "performance bond," rather than a loan to purchase securities as is the case in the securities markets. As a result, futures margins typically range from 2-5% of the value of the underlying contract and are marked-to-market on a daily basis.

      In a short sale, an investor sells a borrowed security with a corresponding obligation to the lender to return the identical security. In an investment technique known as a short sale "against-the-box," an investor sells short while owning the same securities in the same amount, or having the right to obtain equivalent securities. The investor could have the right to obtain equivalent securities, for example, through ownership of options or convertible securities.

      Elimination of this fundamental investment restriction is unlikely to affect the management of the Fund. The 1940 Act prohibitions on margin and short sales will continue to apply to the Fund. Accordingly, the Fund will be able to obtain such short-term credits as may be necessary for clearance of transactions and to sell securities short provided the Fund maintains the asset coverage as required by the 1940 Act. Elimination of this restriction would not affect the Fund's ability to purchase securities on margin.

B.  Investing in Other Investment Companies.

      The Fund is currently subject to a fundamental investment restriction limiting its investment in securities of other investment companies. It is proposed that the current fundamental restriction be eliminated. The current fundamental investment restriction is set forth below.

                                     Current

          The Fund cannot invest in other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

      The existing restriction is not required to be fundamental under the 1940 Act and the Board recommends that shareholders eliminate this fundamental investment restriction. The purpose of this proposal is to provide the Fund with the maximum flexibility permitted by law to pursue its investment objectives.

      The ability of the Fund to invest in other investment companies is restricted by Section 12(d)(1) of the 1940 Act. Section 12 was amended in 1996 by NSMIA to permit mutual funds to enter into fund of funds or master/feeder arrangements with other mutual funds in a fund complex, and granted the SEC broad powers to provide exemptive relief for these purposes. The Fund is a party to an exemptive order from the SEC permitting it to enter into a fund of funds arrangement. Elimination of this fundamental investment restriction is necessary to permit the Fund to take advantage of the exemptive relief. While the Fund does not currently anticipate participating in a fund of funds arrangement, it may do so in the future. A fund of funds arrangement may result in the duplication of expenses.

C.  Purchase and Sale of Futures Contracts.

      The Fund is currently subject to a fundamental investment restriction limiting the types of futures contracts it may purchase or sell. It is proposed that the current fundamental restriction be eliminated and replaced with a non-fundamental policy which would permit the Fund to engage in futures transactions relating to debt securities, broad-based securities indexes, foreign currencies and commodities. The current fundamental restriction and the proposed non-fundamental investment policy are set forth below.

     The Fund can buy and sell futures contracts The Fund can buy and sell futures only if they relate to debt securities. contracts that relate to debt securities (these are referred to as "interest rate futures"), broadly-based securities indices (stock index futures and bond index futures), foreign currencies, and commodities.

      A futures contract that relates to debt securities is referred to as an interest rate future. An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. There are risks associated with the purchase of futures contracts. The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing a distortion. Third, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets because margin in the futures markets is a performance bond, while in the securities markets, margin represents a loan for purchasing securities. Typically, futures margin constitutes between 2-5% of the underlying value of the contract while securities margin is 50% of the value of the securities for long positions and 150% of the value of securities for short positions. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Investing in futures contracts may cause the Fund's share price to become more volatile.

      The existing restriction is not required to be fundamental under the 1940 Act and the Board recommends that shareholders eliminate this fundamental investment restriction. The purpose of this proposal is to provide the Fund with the maximum flexibility permitted by law to pursue its investment objectives and policies. If adopted, the primary effect of this proposal would be to remove the restriction that the Fund may only buy and sell futures contracts if they relate to debt securities. Therefore, as a non-fundamental policy, the Fund would be able to buy and sell futures contracts that relate to broadly-based securities indices (stock index futures and bond index futures), foreign currencies, and commodities, in addition to futures contracts on debt securities.

D. Types of Put and Call Options the Fund May Purchase and Sell.

      The Fund is currently subject to a fundamental investment restriction limiting the types of put and call options it may purchase and sell. It is proposed that the current fundamental restriction be eliminated and replaced with a non-fundamental investment policy which would permit the Fund to employ all exchange-traded and over-the counter ("OTC") put options ("puts") and call options ("calls"). The elimination of the current limitation would expand the permissible use of options to foreign securities and/or commodities exchanges and the OTC market. The current fundamental restriction and the proposed non-fundamental investment policy are summarized below.

     The Fund can sell calls and buy puts and The Fund can buy and sell calls on debt securities, interest rate futures exchange-traded and over-the- and foreign currencies, and can sell puts on counter put options and call debt securities and foreign currencies, options, including index provided those securities are listed on a options, securities options, domestic securities or commodities exchange currency options, commodities or quoted on NASDAQ. In the case of puts options and options on futures. and calls on currencies, they must be quoted by major recognized dealers.

      The existing restriction is not required to be fundamental under the 1940 Act and the Board recommends that shareholders eliminate this fundamental investment restriction. The purpose of this proposal is to provide the Fund with the maximum flexibility permitted by law to pursue its investment objectives. If adopted, the primary effect of this proposal would be to remove the restriction that the Fund may only buy and sell options listed on a domestic securities or commodities exchange or quoted on NASDAQ. If the current fundamental restriction is eliminated, the Fund through a non-fundamental restriction would be able to buy and sell any type of exchange traded and over-the-counter options as may be consistent with its investment objective and policies.

      There are risks associated with the purchase and sale of options. The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, thus increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

      The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund might experience losses if it could not close out a position because of an illiquid market for the option.

      There are risks related to OTC options. OTC options are not traded on an exchange. They are traded directly with dealers. Unlike an exchange-traded option, an OTC option is treated as illiquid (for purposes of the Fund's restriction on holding illiquid securities), unless the option is subject to a buy-back agreement by the executing broker. Further, as with other derivative investments, OTC options are subject to counterparty risk. The Fund will have the credit risk that the seller of an OTC option will not perform its obligations under the option agreement if the Fund exercises the option.

E.  Writing Put Options on Interest Rate Futures.

      The Fund is currently subject to a fundamental restriction prohibiting it from writing put options on interest rate futures. As discussed above, an interest rate future is a futures contract relating to debt securities. It is proposed that the current fundamental restriction be eliminated so that the Fund is permitted to engage in the writing (selling) of put options on interest rate futures contracts. The current fundamental restriction is set forth below.

                                     Current

             The Fund cannot write puts on interest rate futures.

      A put option on an interest rate future gives the purchaser the right to sell, and the writer the obligation to buy, the underlying futures contract at the exercise price during the option period. If the Fund writes a put, the put must be covered by segregated liquid assets. The premium that the Fund would receive from writing the put represents profit, as long as the price of the underlying futures contract remains equal to or above the exercise price of the put. The Fund would also assume the obligation during the option period to buy the underlying future from the buyer of the put at the exercise price, even if the value of the future falls below the exercise price.

      If a put written by the Fund expires, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying futures contract at the exercise price. That price will usually exceed the market value of the futures contract at that time. Accordingly, the Fund would incur a loss if it sells the futures contract. That loss would be equal to the sum of the sale price of the underlying futures contract and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.

      When writing a put option on a futures contract, to secure its obligation to pay for the underlying future, the Fund segregates liquid assets with a value equal to or greater than the exercise price of the contract. While those liquid assets remain segregated, the Fund cannot invest or write calls against those assets.

      As long as the Fund's obligation as the put writer continues, it may be assigned an exercise notice by the futures exchange clearinghouse through which the put was sold. That notice will require the Fund to take delivery of the underlying futures contract and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying future, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

      The Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying futures contract from being put. Effecting a closing purchase transaction will also permit the Fund to write another put option on the future, or to sell the futures contract and use the proceeds from the sale for other investments. The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for Federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

      The existing restriction of the Fund prohibiting put writing on interest rate futures contracts is not required to be fundamental under the 1940 Act and the Board recommends that shareholders eliminate this fundamental investment restriction. The purpose of this proposal is to provide the Fund with the maximum flexibility permitted by law to pursue its investment objectives. If adopted, the primary effect of this proposal would be to remove the prohibition restricting the Fund from writing put options on interest rate futures contracts. Therefore, the Fund would be able to write (sell) put options on interest rate futures subject to the rules and regulations of the Commodity Exchange Act ("CEA"). The regulations under the CEA require that in order to remain exempt from registration as a commodity pool operator, the Fund must limit its aggregate initial futures margin and related options premiums to not more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging under the Rule. The percentage of Fund assets used for futures margin and related options premiums in connection with bona fide hedging strategies is not limited. The Trustees believe that any additional or different risk from the Fund engaging in interest rate futures put writing is outweighed by the added flexibility in putting on hedges for the benefit of the Fund and shareholders.

F.  Covered Call Writing.

      The Fund is currently subject to a fundamental restriction that requires all call writing (selling) by the Fund to be covered. This investment restriction is not required to be fundamental, and therefore, it is proposed that the current fundamental restriction be eliminated and replaced with an identical investment policy which will be non-fundamental to be complied with by the Manager in managing the Fund's assets. The current fundamental restriction and proposed non-fundamental investment policy is set forth below.

                              Current and Proposed

             If the Fund sells a call option, it must be covered.

      In a covered call options transaction, the Fund is required to own the underlying security or assets subject to the call while the call is outstanding, or, for certain calls on futures contracts, the call must be covered by segregating liquid assets to enable the Fund to satisfy its obligations if the call is exercised. Consistent with current rules and regulations and the Fund's own operating policies, there is no limit on the amount of the Fund's total assets subject to covered calls the Fund writes.

      When the Fund writes a call on a security or other asset, it receives cash in the form of a premium. Pursuant to the option contract, the Fund then agrees to sell the underlying security or asset to a purchaser of a corresponding call on the same security or asset during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. Therefore, the Fund undertakes the risk of loss that the price of the underlying security or asset may decline during the call period. This risk is somewhat offset by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

      A similar process occurs for calls written on indices, except for the fact that settlement occurs in cash rather than physical delivery. Therefore, if the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specific multiple that determines the total value of the call for each point of difference.

      The Fund may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by segregating an equivalent dollar amount of liquid assets. The Fund will segregate additional liquid assets if the value of the segregated assets drops below 100% of the current value of the future. Because of this segregation requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

      The existing restriction of the Fund prohibiting the writing of a call option unless covered is not required to be fundamental under the 1940 Act and the Board recommends that shareholders eliminate this fundamental investment restriction. The purpose of this proposal is to provide the Fund with the maximum flexibility permitted by law to pursue its investment objectives. If adopted, the Fund would continue to limit the writing of calls to those that are established on a "covered" basis. Therefore, the management of the Fund would remain unchanged, except that the non-fundamental investment policy on limiting call writing to "covered" call writing, may be changed by the Board at any time without shareholder approval. The adoption of this proposal would provide greater flexibility for the Fund in the event of uncertain market environments. The Trustees further believe that the elimination of this fundamental investment restriction will not produce additional or different risks for the Fund.

G.     Investing in Warrants or Rights.

      The Fund is currently subject to a fundamental investment restriction limiting its investment in warrants or rights. It is proposed that the current fundamental restriction be eliminated and replaced with an identical investment policy which will be non-fundamental to be complied with by the Manager in managing the Fund's assets. The current fundamental restriction and proposed non-fundamental investment policy is set forth below:

                              Current and Proposed

      The Fund cannot invest more than 5% of its total assets in warrants or rights.

      Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

      The existing restriction is not required to be fundamental under the 1940 Act and the Board recommends that shareholders eliminate this fundamental investment restriction. The purpose of this proposal is to provide the Fund with the maximum flexibility permitted by law to pursue its investment objectives. If adopted, the Fund would continue to limit its investments in warrants or rights to 5% of total assets. Therefore, the management of the Fund would remain unchanged except that the non-fundamental policy on investing in warrants and rights may be changed by the Board at any time without shareholder approval. The adoption of this proposal would provide greater flexibility for the Fund in the event of uncertain market environments. The Trustees believe that the elimination of this fundamental investment restriction will not produce additional or different risks for the Fund.

H.     Purchasing Put or Call Options.

      The Fund is currently subject to a fundamental investment restriction limiting its purchase of put or call options. It is proposed that the current fundamental policy be eliminated and replaced with an identical investment policy which will be non-fundamental to be complied with by the Manager in managing the Fund's assets. The current fundamental restriction and proposed non-fundamental investment policy is set forth below.

                              Current and Proposed

      The Fund may buy a call or put only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

      The existing restriction is not required to be fundamental under the 1940 Act and the Board recommends that shareholders eliminate this fundamental investment restriction. The purpose of this proposal is to provide the Fund with the maximum flexibility permitted by law to pursue its investment objectives. If adopted, the Fund will continue to limit its purchases of put or call options. Therefore, the management of the Fund would remain unchanged except that the non-fundamental policy limiting the purchase of put or call options may be changed by the Board at any time without shareholder approval. The adoption of this proposal would provide greater flexibility for the Fund in the event of uncertain market environments. The Trustees believe that the elimination of this fundamental investment restriction will not produce additional or different risks for the Fund. Sub-proposal D above describes the risks associated with purchasing put and call options.

I.    Writing Put Options on Debt Securities.

      The Fund is currently subject to a fundamental investment restriction limiting its writing of put options. It is proposed that the current fundamental restriction be eliminated and replaced with an identical investment policy which will be non-fundamental to be complied with by the Manager in managing the Fund's assets. The current fundamental restriction and proposed non-fundamental investment policy is set forth below.

                              Current and Proposed

     A put written on debt securities must be covered by segregated liquid assets and the Fund cannot write puts if, as a result, more than 50% of the Fund's net assets would be required to be segregated to cover such put options.

      The existing restriction is not required to be fundamental under the 1940 Act and the Board recommends that shareholders eliminate this fundamental investment restriction. The purpose of this proposal is to provide the Fund with the maximum flexibility permitted by law to pursue its investment objectives. If adopted, the Fund will continue to cover the put options on debt securities it purchases by segregating liquid assets and will not write put options if more than 50% of the Fund's net assets would be required to be segregated to cover such puts. Therefore, the management of the Fund would remain unchanged except that the non-fundamental policy regarding writing put options on debt securities may be changed by the Board at any time without shareholder approval. The adoption of this proposal would provide greater flexibility for the Fund in the event of uncertain market environments. The Trustees believe that the elimination of this fundamental investment restriction will not produce additional or different risks for the Fund. Sub-proposals D and E above describes the risks associated with writing put options and the segregation of liquid assets.

J. Purchasing Securities of Issuers in which Officers or Trustees Have An Interest.

      The Fund is currently subject to a fundamental investment restriction prohibiting it from purchasing the securities of an issuer if the officers and directors of the Fund or the Manager individually own 1/2 of 1% of such securities and together own more than 5% of such securities. It is proposed that the current fundamental restriction be eliminated. The current fundamental investment restriction is set forth below.

                                     Current

          The Fund cannot invest in or hold securities of any issuer if officers and Trustees of the Fund or the Manager individually own more than 1/2 of 1% of the securities of that issuer and together own more than 5% of the securities of that issuer.

      This restriction was originally adopted to address state or "Blue Sky" requirements in connection with the registration of shares of the Fund for sale in a particular state or states. The Board recommends that shareholders eliminate this fundamental investment restriction. Under NSMIA, this restriction no longer applies to the Fund. In addition, the Board believes that its elimination could increase the Fund's flexibility when choosing investments in the future.

K.  Investing in Unseasoned Issuers.

      The Fund is currently subject to a fundamental investment restriction limiting its investment in securities of issuers that have been in operation less than three years ("unseasoned issuers"). It is proposed that the current fundamental restriction be eliminated. The current fundamental restriction is set forth below.

                                     Current

          The Fund cannot invest more than 5% of its net assets in securities of issuers (including their predecessors) that have been in operation less than three years.

      This restriction was originally adopted to address state or "Blue Sky" requirements in connection with the registration of shares of the Fund for sale in a particular state or states. The Board recommends that shareholders eliminate this fundamental investment restriction. Under NSMIA, this restriction no longer applies to the Fund. In addition, the Board believes that its elimination could increase the Fund's flexibility when choosing investments in the future.

L.  Investing in a Company for the Purpose of Acquiring Control

      The Fund is currently subject to a fundamental investment restriction prohibiting it from investing in portfolio companies for the purpose of acquiring control. It is proposed that the current fundamental investment restriction be eliminated. Although the Fund has no intention of investing for the purpose of acquiring control of a company, it believes that this restriction is unnecessary and may, in fact, reduce possible investment opportunities. The current fundamental investment restriction is set forth below.

                                     Current

          The Fund cannot invest in any company for the primary purpose of acquiring management or control of it.

      Elimination of the above fundamental investment restriction is not expected to have a significant impact on the Fund's investment practices or management because the Fund currently has no intention of investing in companies for the purpose of obtaining or exercising management or control. A Fund might be considered to be investing for control if it purchases a large percentage of the securities of a single issuer. This restriction was intended to ensure that a mutual fund would not be engaged in the business of managing another company.

      This restriction was originally adopted to address state or "Blue Sky" requirements in connection with the registration of shares of the Fund for sale in a particular state or states. The Board recommends that shareholders eliminate this fundamental investment restriction. Under NSMIA, this restriction no longer applies to the Fund. In addition, the Board believes that its elimination could increase the Fund's flexibility when choosing investments in the future.

M.  Investing in Mineral-Related Programs or Leases

      The Fund is currently subject to a fundamental investment restriction prohibiting it from investing in mineral-related programs or leases. It is proposed that the current fundamental restriction be eliminated. The current fundamental restriction is set forth below.

                                     Current

           The Fund cannot invest in mineral-related programs or leases.


      This restriction was originally adopted to address state or "Blue Sky" requirements in connection with the registration of shares of the Fund for sale in a particular state or states. The Board recommends that shareholders eliminate this fundamental investment restriction. Under NSMIA, this restriction no longer applies to the Fund. In addition, the Board believes that its elimination could increase the Fund's flexibility when choosing investments in the future.

THE  BOARD  OF  TRUSTEES   UNANIMOUSLY   RECOMMENDS   THAT  YOU  APPROVE   EACH
SUB-PROPOSAL DESCRIBED ABOVE

PROPOSAL 4: TO APPROVE CHANGES TO CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND

      Proposal number 4 is composed of four separate proposed changes to the Fund's current investment policies. The Board believes that under appropriate circumstances, the Fund should be permitted to lend money to, and borrow money from, other Oppenheimer mutual funds (referred to as "inter-fund lending") and pledge its assets as collateral for the loan as explained in the following proposals. All four of these proposals must be approved together if the inter-fund lending arrangements described below are to be implemented, and shareholders are requested to vote to approve or disapprove all four together.

A.  Borrowing.

      The 1940 Act imposes certain restrictions on the borrowing activities of registered investment companies. The restrictions on borrowing are generally designed to protect shareholders and their investment by restricting a fund's ability to subject its assets to claims of creditors who might have a claim to the fund's assets that would take priority over the claims of shareholders. A fund's borrowing restriction must be a fundamental investment restriction.

      Under the 1940 Act, a fund may borrow from banks up to one-third of its total assets (including the amount borrowed). In addition, a fund may borrow up to 5% of its total assets for temporary purposes from any person. Section 18 of the 1940 Act deems a loan temporary if it is repaid within 60 days and not extended or renewed. Funds typically borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities. This technique allows a fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

      The Fund currently is subject to a fundamental investment restriction concerning borrowing which is more restrictive than required by the 1940 Act. The Board proposes that the Fund's restriction on borrowing be amended to permit the Fund to borrow from banks and/or affiliated investment companies up to one-third of its total assets (including the amount borrowed). As amended, the Fund's restriction on borrowing would remain a fundamental restriction changeable only by the vote of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act.

     The current and proposed fundamental investment restrictions are set forth below.

     The Fund cannot borrow money in excess of The Fund cannot borrow money in excess of 10% of the value of its total assets. The Fund 33-1/3% of the value of its total assets. may only borrow as a temporary measure for The Fund may borrow only from banks and/or emergency purposes. The Fund cannot buy affiliated investment companies and only as a any additional investments when borrowings temporary measure for extraordinary or exceed 5% of the value of its assets. emergency purposes. The Fund cannot make any investment at a time during which its borrowings exceed 5% of the value of its total assets. With respect to this fundamental policy, the Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act of 1940.

      The current restriction on borrowing is silent with respect to the permissible entities that the Fund may borrow from. The Board proposes that this restriction be amended to permit the Fund to borrow money from banks and/or from affiliated investment companies as a temporary measure for extraordinary or emergency purposes provided such borrowings do not exceed 33-1/3% of its total assets.

      Permitting the Fund to borrow money from affiliated funds (for example, those funds in the OppenheimerFunds complex) would afford the Fund the flexibility to use the most cost-effective alternative to satisfy its borrowing requirements. The Trustees believe that the Fund may be able to obtain lower interest rates on its borrowings from affiliated funds than it would through traditional bank channels.

      Current law prohibits the Fund from borrowing from other funds of the OppenheimerFunds complex. Before an inter-fund lending arrangement can be established, the Fund must obtain approval from the SEC. Implementation of inter-fund lending would be accomplished consistent with applicable regulatory requirements, including the provisions of any order the SEC might issue to the Fund and other Oppenheimer funds. The Fund has not yet decided to apply for such an order and there is no guarantee any such order would be granted, even if applied for. Until the SEC has approved an inter-fund lending application, the Fund will not engage in borrowing from affiliated investment companies.

      The Fund will not borrow from affiliated funds unless the terms of the borrowing arrangement are at least as favorable as the terms the Fund could otherwise negotiate with a third party. To assure that the Fund will not be disadvantaged by borrowing from an affiliated Fund, certain safeguards may be implemented. An example of the types of safeguards which the SEC may require may include some or all of the following: the fund will not borrow money from affiliated funds unless the interest rate is more favorable than available bank loan rates; the Fund's borrowing from affiliated funds must be consistent with its investment objective and investment policies; the loan rates will be determined by a pre-established formula based on quotations from independent banks; if the Fund has outstanding borrowings from all sources greater than 10% of its total assets, then the Fund must secure each additional outstanding interfund loan by the pledge of segregated collateral (see paragraph C "Pledging of Assets," below); the Fund cannot borrow from an affiliated fund in excess of 125% of its total redemptions for the preceding seven days; each interfund loan may be repaid on any day by the Fund; and the Trustees will be provided with a report of all interfund loans and the Trustees will monitor all such borrowings to ensure that the Fund's participation is appropriate.

      In determining to recommend the proposed amendment to shareholders for approval, the Board considered the possible risks to the Fund from participation in the inter-fund lending program. There is a risk that a borrowing fund could have a loan called on one day's notice. In that circumstance, the borrowing fund might have to borrow from a bank at a higher interest cost if money to lend were not available from another Oppenheimer fund. The Board considered that the benefits to the Fund of participating in the program outweigh the possible risks to the Fund from such participation.

      Shareholders are being asked to approve an amendment to the Fund's fundamental policy on borrowing and are also being asked to approve an amendment to the Fund's fundamental restriction on lending (paragraph B "Lending," below). If this proposal 4 is adopted, the Fund, subject to its investment objectives and policies, will be able to participate in the inter-fund lending program as both a lender and a borrower.

B.  Lending.

      Under the 1940 Act, a fund's restriction regarding lending must be fundamental. Under its current restriction, the Fund is permitted to enter into repurchase agreements, which may be considered a loan, and is permitted to lend its portfolio securities.

      It is proposed that the current fundamental restriction be amended to permit the Fund to lend its assets to affiliated investment companies (for example, other funds in the OppenheimerFunds complex). In addition, the Fund also proposes to clearly state that investments in debt instruments or other similar evidences of indebtedness are not prohibited by the Fund's investment restriction on making loans. Before an inter-fund lending arrangement can be established, the Fund must obtain approval from the SEC. Implementation of inter-fund lending would be accomplished consistent with applicable regulatory requirements, including the provisions of any order the SEC might issue to the Fund and other Oppenheimer funds. The Fund has not yet decided to apply for such an order and there is no guarantee any such order would be granted, even if applied for. Until the SEC has approved an inter-fund lending application, the Fund will not engage in lending with affiliated investment companies. As amended, the restriction on lending for the Fund would remain a fundamental restriction changeable only by the vote of a majority of the outstanding voting securities as defined in the 1940 Act of the Fund. The current and proposed fundamental investment restrictions are set forth below.

     The Fund cannot make loans. The Fund cannot make loans except (a) However, it can purchase portfolio through lending of securities, (b) through securities subject to repurchase the purchase of debt instruments or similar agreements. The Fund may also evidences of indebtedness, (c) through lend its portfolio securities. an interfund lending program with other affiliated funds, provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans), and (d) through repurchase agreements.

      The reason for lending money to an affiliated fund is that the lending fund may be able to obtain a higher rate of return than it could from interest rates on alternative short-term investments. To assure that the Fund will not be disadvantaged by making loans to affiliated funds, certain safeguards will be implemented. An example of the types of safeguards which the SEC may require may include some or all of the following: the Fund will not lend money to affiliated funds unless the interest rate on such loan is determined to be reasonable under the circumstances; the Fund may not make interfund loans in excess of 7.5% of its net assets; an interfund loan to any one affiliated fund shall not exceed 5% of the Fund's net assets; an interfund loan may not be outstanding for more than seven days; each interfund loan may be called on one business day's notice; and the Manager will provide the Trustees reports on all inter-fund loans demonstrating that the Fund's participation is appropriate and that the loan is consistent with its investment objectives and policies.

      When the Fund lends assets to another affiliated fund, the lending fund is subject to credit risks if the borrowing fund fails to repay the loan.
The Trustees believe that the risk is minimal.

C.  Pledging of Assets.

      The Fund is currently subject to a fundamental investment restriction concerning the pledging of Fund assets. It is proposed that this current fundamental investment restriction be eliminated. The current fundamental investment restriction is set forth below.

                                     Current

          The Fund cannot mortgage, hypothecate or pledge any of its assets. However, the Fund can use escrow arrangements in connection with its use of hedging instruments permitted by its fundamental policies.

      The existing restriction is not required to be fundamental under the 1940 Act, and therefore, the Board believes that the Fund should be provided with the maximum flexibility permitted by law to pursue its investment objectives. The 1940 Act prohibitions on borrowing by the Fund would continue to apply as discussed above in Paragraph A "Borrowing". Therefore, the Fund will be able to pledge up to 33 1/3% of its total assets for borrowing money. The Trustees recommend that this restriction be eliminated so that the Fund may enter into collateral arrangements entered into in connection with its borrowing requirements and consistent with paragraph A "Borrowing."

D.    Diversification

      The Fund is currently subject to a fundamental investment restriction concerning the diversification of Fund assets. It is proposed that this current restriction be amended to exclude securities of other investment companies from the restriction. As amended, the restriction would remain fundamental changeable only by the vote of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act. The current and proposed fundamental investment restrictions are set forth below.

Current                             Proposed

The Fund cannot buy securities issued          The Fund  cannot buy  securities
issued or
or guaranteed by any one issuer if more        guaranteed  by any one issuer if
more than
than 5% of its total assets would be                5%  of  its  total   assets
would be invested in
invested in securities of that issuer or if         securities  of that  issuer
or if it would then
it would then own more than 10% of             own   more   than  10%  of  that
issuer's voting
that issuer's voting securities.  That              securities.            That
restriction applies to 75%
restriction applies to 75% of the Fund's       of  the  Fund's  total   assets.
The limit does
total assets.  The limit does not apply to          not  apply  to   securities
issued by the U.S.
securities issued by the U.S. government       government   or   any   of   its
agencies or
or any of its agencies or instrumentalities.        instrumentalities        or
securities of other                                     investment companies.

      The percentage limits in the current and proposed fundamental investment restrictions are imposed by the 1940 Act. It is proposed that the current restriction be amended to permit the Fund to lend its assets to affiliated investment companies (for example, other funds in the OppenheimerFunds complex), as discussed previously in paragraph B of Proposal 4 "Lending" and to permit the Fund to enter into a fund of funds arrangement as previously discussed in paragraph B of Proposal 3 "Investing in Other Investment Companies."

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU APPROVE THIS PROPOSAL

PROPOSAL 5:  TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND
RESTATED DECLARATION OF TRUST

The Board of Trustees has approved and recommends that the shareholders of the Trust authorize them to adopt and execute the Amended and Restated Declaration of Trust for the Trust in the form attached to this Proxy Statement as Exhibit A (New Declaration of Trust). The attached New Declaration of Trust has been marked to show changes from the Trust's existing Declaration of Trust (Current Declaration of Trust). The New Declaration of Trust is a more modern form of trust instrument for a Massachusetts business trust, and going forward, will be used as the standard Declaration of Trust for all new OppenheimerFunds Massachusetts business trusts.

Adoption of the New Declaration of Trust will not result in any changes in the Fund's Trustees or officers or in the investment policies and shareholder services described in the Fund's current prospectus. Generally, a majority of the Trustees may amend the Current Declaration of Trust when authorized by a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Trust. On April 25, 2000, the Trustees approved the form of the New Declaration of Trust and authorized the submission of the New Declaration of Trust to the Trust's shareholders for their authorization at this Meeting.

The New Declaration of Trust amends the Current Declaration of Trust in a number of significant ways. The following discussion summarizes some of the more significant amendments to the Current Declaration of Trust effected by the New Declaration of Trust.

In addition to the changes described below, there are other substantive and stylistic differences between the New Declaration of Trust and the Current Declaration of Trust. The following summary is qualified in its entirety by reference to the New Declaration of Trust itself, which is attached as Exhibit A to this Proxy Statement.

Significant Changes Effected by the New Declaration of Trust.

Reorganization of the Trust or Its Series or Classes. Unlike the Current Declaration of Trust, the New Declaration of Trust generally permits the Trustees, subject to applicable Federal and state law, to reorganize the Trust or any of its series or classes into a newly formed entity without shareholder approval. The Current Declaration of Trust requires shareholder approval in order to reorganize the Trust or any of its series. Currently, the Fund is the sole series of the Trust.

Under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit the Trust or a series of the Trust to reorganize into a newly formed entity. For example, in order to reduce the cost and scope of state regulatory constraints or to take advantage of a more favorable tax treatment offered by another state, the Trustees may determine that it would be in the shareholders' interests to reorganize the Trust or a series of the Trust to domicile it in another state or to change its legal form. Under the Current Declaration of Trust, the Trustees cannot effectuate such a potentially beneficial reorganization without first conducting a shareholder meeting and incurring the attendant costs and delays. In contrast, the New Declaration of Trust gives the Trustees the flexibility to reorganize the Trust or any of its series into a newly formed entity and achieve potential shareholder benefits without incurring the delay and potential costs of a proxy solicitation. Such flexibility should help to assure that the Trust operates under the most appropriate form of organization. The Trustees have no intention at this time of reorganizing the Trust into a newly formed entity.

Before allowing a trust or a series reorganization to proceed without shareholder approval, the Trustees have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders' interest. Any exercise of the Trustees' increased authority under the New Declaration of Trust is also subject to any applicable requirements of the 1940 Act and Massachusetts law. Of course, in all cases, the New Declaration of Trust would require that shareholders receive written notification of any transaction.

The New Declaration of Trust does not give the Trustees the authority to merge a series with another operating mutual fund or sell all or a portion of a series' assets to another operating mutual fund without first seeking shareholder approval. Under the New Declaration of Trust, shareholder approval is still required for these transactions.

Termination  of  the  Trust  or  its  Series  or  Classes.  Unlike  the  Current
Declaration of Trust, the New Declaration of Trust generally permits the Trustees, subject to applicable Federal and state law, to terminate the Trust or any of its series or classes of shares without shareholder approval, provided the Trustees determine that such action is in the best interest of shareholders affected. Affected shareholders would receive written notice of any such termination. The Trustees have no current intentions of terminating the Trust, or a series or class of shares.

Under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit the Trustees to terminate the Trust or a series or class of shares. For example, a series may have insufficient assets to invest effectively or a series or a class of shares may have excessively high expense levels due to operational needs. Under such circumstances, absent viable alternatives, the Trustees may determine that terminating the series or class of shares is in the shareholders' interest and the only appropriate course of action. The process of obtaining shareholder approval of the series' or classes' termination may, however, make it more difficult to complete the series' or classes' liquidation and termination and, in general, will increase the costs associated with the termination. In such a case, it may be in the shareholders' interest to permit the series' or classes' termination without incurring the costs and delays of a shareholder meeting.

As discussed above, before allowing the Trust or a series or class to terminate without shareholder approval, the Trustees have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders' interest. Any exercise of the Trustees' increased authority under the New Declaration of Trust is also subject to any applicable requirements of the 1940 Act and Massachusetts law, and shareholders' receipt of written notification of the transaction.

Future Amendments of the Declaration of Trust. The New Declaration of Trust permits the Trustees, with certain exceptions, to amend the Declaration of Trust without shareholder approval. Under the New Declaration of Trust, shareholders generally have the right to vote on any amendment affecting their right to vote, on any amendment affecting the New Declaration of Trust's amendment provisions, on any amendment affecting the shareholders' rights to indemnification, and on any amendment affecting the shareholders' rights to vote on the merger or sale of the Trusts', series', or classes' assets to another issuer. The Current Declaration of Trust, on the other hand, generally gives shareholders the exclusive power to amend the Declaration of Trust with certain limited exceptions. By allowing amendment of the Declaration of Trust without shareholder approval, the New Declaration of Trust gives the Trustees the necessary authority to react quickly to future contingencies. As mentioned above, such increased authority remains subordinate to the Trustees' continuing fiduciary obligations to act with due care and in the shareholders' interest.

            Other Changes Effected by the New Declaration of Trust

      In  addition  to  the  significant   changes   described  above,  the  New
Declaration of Trust modifies the Current Declaration of Trust in a number of important ways, including, but not limited to, the following:

a. The New Declaration of Trust clarifies that no shareholders of any series or class shall have a claim on the assets of another series or class.

b. As a general matter, the New Declaration of Trust modifies the Current Declaration of Trust to incorporate appropriate references to classes of shares.

c. The New Declaration of Trust modifies the Current Declaration of Trust by changing the par value of the Trust's shares from no par value to $.001 par value.

d. The New Declaration of Trust modifies the Current Declaration of Trust by giving the Trustees the power to effect a reverse stock split, and to make distributions in-kind.

e. The New Declaration of Trust modifies the Current Declaration of Trust so that all Shares of all Series vote together on issues to be voted on unless (i) separate Series or Class voting is otherwise required by the 1940 Act or the instrument establishing such Shares, in which case the provisions of the 1940 Act or such instrument, as applicable, will control, or (ii) unless the issue to be voted on affects only particular Series or Classes, in which case only Series or Classes so affected will be entitled to vote.

f. The New Declaration of Trust clarifies that proxies may be voted pursuant to any computerized, telephonic or mechanical data gathering device, that Shareholders receive one vote per Share and a proportional fractional vote for each fractional share, and that, at a meeting, Shareholders may vote on issues with respect to which a quorum is present, while adjourning with respect to issues for which a quorum is not present.

g.    The New Declaration of Trust clarifies  various  existing trustee powers.
             For example, the New Declaration of Trust clarifies that the Trustees may appoint and terminate agents and consultants and hire and terminate employees; in addition to banks and trust companies, the Trustees may employ as fund custodian companies that are members of a national securities exchange or other entities permitted under the 1940 Act; to retain one or more transfer agents and employ sub-agents; delegate authority to investment advisers and other agents or independent contractors; pledge, mortgage or hypothecate the assets of the Trust; and operate and carry on the business of an investment company. The New Declaration of Trust clarifies or adds to the list of trustee powers. For example, the Trustees may sue or be sued in the name of the Trust; make loans of cash and/or securities; enter into joint ventures, general or limited partnerships and other combinations or associations; endorse or guarantee the payment of any notes or other obligations of any person or make contracts of guarantee or suretyship or otherwise assume liability for payment; purchase insurance and/or bonding; pay pensions and adopt retirement, incentive and benefit plans; and adopt 12b-1 plans (subject to shareholder approval).

h.    The New Declaration of Trust clarifies that the Trust may redeem shares of a class or series held by a shareholder for any reason, including but not limited to reimbursing the Trust or the distributor for the shareholder's failure to make timely and good payment; failure to supply a tax identification number; pursuant to authorization by a shareholder to pay fees or make other payments to third parties; and failure to maintain a minimum account balance as established by the Trustees from time to time.

i. The New Declaration of Trust clarifies that a trust is created and not a partnership, joint stock association, corporation, bailment, or any other form of legal relationship, and expressly disclaims shareholder and Trustee liability for the acts and obligations of the Trust.

j. The New Declaration of Trust clarifies that the Trustees shall not be responsible or liable for any neglect or wrongdoing of any officer, agent, employee, consultant, adviser, administrator, distributor or principal underwriter, custodian or transfer agent of the Trust nor shall a Trustee be responsible for the act or omission of any other Trustee.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU APPROVE THIS PROPOSAL

PROPOSAL 6: APPROVAL OF THE FUND'S CLASS C 12b-1 DISTRIBUTION AND SERVICE PLAN AND AGREEMENT

Class C shares were first offered to the public on December 1, 1993. In connection with the initial public offering of these shares, the Fund had previously adopted a Distribution and Service Plan and Agreement (the "Distribution and Service Plan") for Class C shares which permits the Fund to pay on an annual basis up to 0.25% of its average annual net assets as a service fee and up to 0.75% of its average annual net assets as an asset-based sales charge. The Manager, as the sole initial shareholder of the Fund's Class C shares, approved the Distribution and Service Plan for the Class C shares of the Fund dated December 1, 1993.

At a meeting of the Board of Trustees held February 29, 2000, the Manager proposed the adoption of a new Distribution and Service Plan (the "Proposed Plan") which is a "compensation type plan" instead of the current "reimbursement type plan." The Fund's Board of Trustees, including a majority of the Independent Trustees,* approved the new Distribution and Service Plan, subject to shareholder approval, and determined to recommend the Distribution and Service Plan and Agreement for approval by the Class C shareholders. A copy of the Proposed Distribution and Service Plan is attached as Exhibit B to this proxy statement.

     Description of the Distribution and Service Plans. Under both the Proposed Plan and the current Distribution and Service Plan and Agreement (the "Current Plan"), the Fund makes payments to the Distributor in connection with the distribution of Class C Shares and the personal service and maintenance of accounts that hold Class C shares. The Fund pays the Distributor an asset-based sales charge of 0.75% per annum of Class C shares, and also pays the Distributor a service fee of 0.25% per annum, each of which is computed on the average annual net assets of Class C shares of the Fund.

Service Fee. Under the Proposed Plan and the Current Plan, the Distributor pays certain brokers, dealers, banks or other persons or entities ("Recipients") a service fee of 0.25% for providing personal services to Class C shareholders and for maintenance of shareholder accounts by those Recipients. The services rendered by Recipients in connection with personal services and the maintenance of Class C shareholder accounts may include but shall not be limited to, the following: answering routine inquiries from the Recipient's customers concerning the Fund, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and processing share redemption transactions, making the Fund's investment plans and dividend payment options available, and providing such other information and services in connection with the rendering of personal services and/or the maintenance of accounts, as the Distributor or the Fund may reasonably request.

Service fee payments under the Proposed and Current Plans by the Distributor to Recipients are made (i) in advance for the first year Class C shares are outstanding, following the purchase of shares, in an amount equal to 0.25% of the net asset value of the shares purchased by the Recipient or its customers and (ii) thereafter, on a quarterly basis, computed as of the close of business each day at an annual rate of 0.25% of the net asset value of Class C shares held in accounts of the Recipient or its customers. In the event Class C shares are redeemed less than one year after the date such shares were sold, the Recipient is obligated to repay to the Distributor on demand a pro rata portion of such advance service fee payments, based on the ratio of the remaining period to one year.

The main difference between the Proposed and Current Plan for the payment of the service fee is that under the Current Plan, the Fund reimburses the Distributor for service fee payments made to Recipients. Under the Proposed Plan, the Fund will pay the Distributor a service fee at a flat rate of 0.25% per annum without regard to the Distributor's expenses. Under the Current Plan, the full 0.25% service fee paid by the Fund is, in effect, passed through the Distributor and paid to Recipients for the Recipient's services in servicing accounts and personal services to account holders. It is not anticipated that this arrangement will change under either plan, and the amount of service fee payments by the Fund is not expected to change.

Asset-Based Sales Charge. The Current Plan, a reimbursement type plan, provides that the Fund will pay the Distributor on a monthly basis an asset-based sales charge at an annual rate of 0.75% of the net asset value of Class C Shares outstanding to reimburse the Distributor for its expenses in rendering services in connection with the distribution of the Fund's Class C shares. Under the Current Plan, the distribution assistance and administrative support services rendered by the Distributor in connection with the sales of Class C shares may include: (i) paying sales commissions to any broker, dealer, bank or other institution that sells the Fund's Class C shares, and/or paying such persons advance service fee payments in advance of and/or in amounts greater than, the amount provided for in the Plan; (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Class C shares by Recipients; (iii) paying or reimbursing the Distributor for interest and other borrowing costs incurred on any unreimbursed expenses carried forward to subsequent fiscal quarters; (iv) other direct distribution costs of the type approved by the Board, including without limitation the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration expenses; and (v) any services rendered by the Distributor that a Recipient may render as described above. The Proposed Plan, a compensation type plan, provides that the Fund will pay the Distributor on a monthly basis an asset-based sales charge at an annual rate of 0.75% of the net asset value of Class C Shares outstanding to compensate the Distributor for providing distribution assistance in connection with the distribution of the Fund's Class C Shares. Under the Proposed Plan, the distribution assistance and administrative support services rendered by the Distributor in connection with the distribution of Class C Shares may include:
(i) paying sales commissions to any broker, dealer, bank or other person or entity that sells and services the Fund's Class C Shares, and/or paying such persons advance service fee payments in advance of and/or in amounts greater than, the amount provided for in the Plan; (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Class C Shares by Recipients; (iii) obtaining financing or providing such financing from its own resources, or from an affiliate, for interest and other borrowing costs of the Distributor's unreimbursed expenses, incurred in rendering distribution assistance and administrative support services for Class C Shares; and (iv) paying certain other direct distribution expenses.

Other distribution assistance rendered by Recipients under either Plan may include, but shall not be limited to, the following: distributing sales literature and prospectuses other than those furnished to current Class C shareholders, providing compensation to and paying expenses of personnel of the Recipient who support the distribution of Class C shares by the Recipient, and providing such other information and services in connection with the distribution of Class C shares as the Distributor or the Fund may reasonably request.

The Proposed Plan provides that payments may be made in connection with Class C Shares acquired (i) by purchase, (ii) in exchange for shares of another investment company for which the Distributor serves as distributor or sub-distributor, or (iii) pursuant to a plan of reorganization to which the Fund is a party.

Under both Plans, the Distributor pays sales commissions from its own resources to Recipients at the time of sale currently equal to 0.75% of the purchase price of Fund shares sold by such Recipient, and advances the first year service fee of 0.25%. The Distributor retains the service fee and the asset-based sales charge during the first year shares are outstanding to recoup the sales commissions it pays, the advances of service fee payments it makes, and its financing costs. The Distributor plans to pay the asset-based sales charge as an ongoing commission to Recipients on Class C shares that have been outstanding for a year or more. Asset-based sales charge payments are designed to permit an investor to purchase shares of the Fund without paying a front-end sales load and at the same time permit the Distributor to compensate Recipients in connection with the sale of Class C shares of the Fund.

Like the Current Plan, the Proposed Plan contains a provision which provides that the Board may allow the Fund to continue payments to the Distributor for Class C shares sold prior to termination of the Distribution and Service Plan. Pursuant to this provision, payment of the service fee and the asset-based sales charge could be continued by the Board after termination.

Like the service fee, the main difference between the Proposed and Current Plan regarding payment of the asset-based sales charge is that under the Current Plan, the Fund reimburses the Distributor for its services rendered and under the Proposed Plan, the Fund will pay the Distributor at a flat rate of 0.75% per annum without regard to the Distributor's expenses. As discussed below, it is possible that the Fund will, over time, pay more under the Proposed Plan than under the Current Plan. This is due to the fact that the length of time over which the Fund's payments will continue under the Proposed Plan is not limited by any reimbursement factor, and the Fund's payments may thus continue for a longer period of time under the Current Plan.

Additional Information. Both Plans have the effect of increasing annual expenses of Class C Shares of the Fund by up to 1.00% of the class's average annual net assets from what those expenses would otherwise be. Payments by the Fund to the Distributor under the Current Plan for the fiscal year ended September 30, 1999 were $2,461,363 (1.00% of the Fund's average net assets represented by Class C Shares during that period), of which the Distributor paid $18,231 to an affiliate of the Distributor and retained $2,306,578 as reimbursement for Class C sales commissions and service fee advances, as well as financing costs; the balance was paid to Recipients not affiliated with the Distributor.

If the Class C shareholders approve this Proposal, the Proposed Plan shall, unless terminated as described below, become effective upon shareholder approval and continue in effect until December 31, 2000 and from year to year thereafter only so long as such continuance is specifically approved, at least annually, by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. Either Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding Class C shares. Each Plan may not be amended to increase materially the amount of payments to be made without approval by Class C shareholders. All material amendments must be approved by a majority of the non-interested Trustees.

Each of the Proposed Plan and the Current Plan provides that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund or the Manager is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Trustees.

Under either Plan, the Board of Trustees may determine that no payment for service fees or asset-based sales charge will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers does not exceed a minimum amount, if any, that may be fixed from time to time by a majority of the Independent Trustees. Under both Plans, the Board of Trustees has set the fee at the maximum rate and set no minimum amount. Each Plan permits the Distributor and the Manager to make additional distribution payments to Recipients from their own resources (including profits from management fees) at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of distribution assistance payments they make to Recipients from their own assets.

Rule 12b-1 of the 1940 Act permits the Fund to adopt the Plans and each Plan conforms with the rules of the National Association of Securities Dealers.

Analysis of the Proposed Plan by the Board of Trustees. In considering whether to recommend the Proposed Plan for approval, the Board requested and evaluated information it deemed necessary to make an informed determination. The Board found that there is a reasonable likelihood that the Proposed Plan benefits the Fund and its Class C shareholders by providing financial incentives to financial intermediaries to attract new Class C shareholders to the Fund and by assisting the efforts of the Fund and the Distributor to service and retain existing shareholders and attract new investors. The Proposed Plan enables the Fund and the Distributor to offer investors in the Fund alternative ways to purchase shares. This arrangement allows the Fund to be competitive with similar funds, including funds that impose sales charges, provide financial incentives to institutions that direct investors to such funds, and provide shareholder servicing and administrative services.

The Distributor identified two main difficulties with the Current Plan. These involve accurately following certain distribution expenses when exchanges among the funds occur, and the Distributor's inability to recover its distribution-related expenses incurred when funds enter into reorganization agreements.

The Fund and the other mutual funds in the OppenheimerFunds complex have arrangements so that a shareholder of one fund may exchange his or her shares for the shares of one or more other Oppenheimer funds. Frequently, a shareholder will enter into a number of exchanges.

The Distributor advised the Board that the Distributor could not at this time design and implement an expedient and cost-effective accounting system to follow expenses of the sales commission, service fee payment and other distribution-related expenses on a per share basis as exchanges occur. As a result, the Distributor may not receive full reimbursement for its distribution-related expenses under the Current Plan.

It occasionally happens that, for various reasons, it is desirable for one fund to reorganize into another fund when it is anticipated that such a reorganization will benefit the funds involved. When reorganizations occur, the Distributor currently must write off and thus is unable to recover previously spent, but unrecovered, distribution expenses for the fund which will go out of existence.

The compensation type Plan proposed for approval will eliminate the foregoing difficulties and allow the Distributor to continue to provide exchanges and reorganizations without having to risk the loss of, in some cases, substantial amounts of money previously spent for distribution. The Proposed Plan expressly provides that the distribution and administrative support services under the plan may be rendered in connection with Class C shares issued by the Fund in exchanges for other Oppenheimer funds and in a reorganization with another mutual fund.

The Distributor advised the Board that under the Proposed Plan, it will be able to track its expenses of distribution for the OppenheimerFunds complex, and that it will also be able reasonably to identify its distribution costs with respect to the Fund and each other Oppenheimer fund by allocating the Distributor's distribution expenses among the funds in the complex according to sales. While not a precise method, the Board concluded that this method of allocating distribution expenses to the Fund is a reasonable manner by which to identify the Distributor's expenses in distributing the Fund's shares. The payments under the proposed Plan will remain subject to the limits imposed on asset-based sales charges by the NASD.

The Board considered that a wide range of different situations might occur in the future regarding the sale and redemption of Fund shares. It is possible under the current reimbursement Plan for the Fund's payments to be substantially reduced or cease when limited to reimbursement to the Distributor for its costs. The Board concluded that this type of situation is unlikely to occur. The Board also recognized that superior investment performance could result in larger amounts paid by the Fund under the Proposed Plan and the Distributor's recovery of more Plan payments from the Fund than the Distributor had expended on the Fund. Other differing scenarios were also reviewed.

The level of annual payments by the Fund under the Proposed Plan will not increase over, and are not anticipated to be less than, the amounts currently paid by the Fund. Under the Proposed Plan, however, over time, the Fund's Plan payments may exceed the amount which the Fund might pay under the Current Plan. The length of time over which the Fund's payments will continue under the Proposed Plan is not limited by any reimbursement factor, and the Fund's payments may thus continue for a longer period of time than under the Current Plan, thus potentially increasing the amount of Plan payments which reduce the dividends and total return on Fund shares.

The Board concluded that it is extremely difficult to predict purchases, sales and exchanges by shareholders, and how future individual, market and economic events may influence individual investor decisions. The Board thus concluded that it is not reasonably possible to determine with any degree of certainty at this time whether the Fund will pay more under the Proposed Plan than it would under the Current Plan. The Distributor provides the Board with certain quarterly reports as to the amount of payments made by the Fund under the Proposed Plan and the purpose for which payments were made. The Distributor will provide extensive annual reports to the Board which set forth the Distributor's allocated expenses and recovery of money by the Distributor from the asset-based sales charges and contingent deferred sales charges, and information on sales, redemptions and exchanges of Fund shares and related data. The Board determined that under these quarterly and annual reports, the Board will be provided with adequate information about the payments which the Fund makes to the Distributor, about the payments which the Distributor makes and receives in connection with the distribution of the Fund's shares, and about the Distributor's other distribution expenses. The Board anticipates that with this information, the Board will be able to review each year the benefits which the Fund is receiving from the Plan payments it makes to determine if the Fund is benefiting at a level commensurate with those payments.

Stimulation of distribution of mutual fund shares and providing for shareholder services and account maintenance services by payments to a mutual fund's distributor and to brokers, dealers, banks and other financial institutions has become common in the mutual fund industry. Competition among brokers and dealers for these types of payments has intensified. The Trustees concluded that promotion, sale and servicing of mutual fund shares and shareholders through various brokers, dealers, banks and other financial institutions is a successful way of distributing shares of a mutual fund. The Trustees concluded that without an effective means of selling and distributing Fund shares and servicing shareholders and providing account maintenance, shareholders may redeem shares, or not buy more shares, and if assets decline, expenses may increase on a per share basis. By providing an alternative means of acquiring Fund shares, the Distribution and Service Plan proposed for shareholder approval is designed to stimulate sales by and services from many types of financial institutions.

The Trustees recognize that the Manager will benefit from the Proposed Plan through larger investment advisory fees resulting from an increase in Fund assets, since its investment advisory fees are based upon a percentage of net assets of the Fund. The Board was also advised by the Manager that a compensation plan could possibly decrease the time necessary for the Distributor to recover, and could possibly increase the likelihood that the Distributor might actually recover, the costs of distributing Class C shares. If either were to occur, the profits of the Manager, which is the parent company of the Distributor, would be increased. The Board, including each of the Independent Trustees, determined that the Proposed Plan is in the best interests of the Fund, and that its adoption has a reasonable likelihood of benefiting the Fund and its Class C shareholders. In its annual review of the Proposed Plan, the Board will consider the continued appropriateness of the Distribution and Service Plan, including the level of payments provided for therein.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU APPROVE THIS PROPOSAL

                           INFORMATION ABOUT THE FUND

      The SEC requires that the following information be provided to the Fund's shareholders.

Fund Information. As of June 14, 2000, the Fund had 125,944,290.319 shares outstanding, consisting of 59,490,709.754 Class A, 46,913,319.547 Class B and 19,540,261.018 Class C shares. Each share has voting rights as stated in this Proxy Statement and is entitled to one vote for each share (and a fractional vote for a fractional share).

Beneficial Owners. Occasionally, the number of shares of the Fund held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. As of June 14, 2000, Merrill Lynch Pierce Fenner & Smith for the sole benefit of its customers, 4800 Deer Lake Drive, Jacksonville, FL 32246, held 2,755,032.113 or 5.87% of the outstanding Class B shares of the Fund and 3,910,457.854 or 20.01% of the outstanding Class C shares of the Fund.

The Manager, the Distributor and the Transfer Agent. Subject to the authority of the Board of Trustees, the Manager is responsible for the day-to-day management of the Fund's business, pursuant to its investment advisory agreement with the Fund. OppenheimerFunds Distributor, Inc., a wholly-owned subsidiary of the Manager, is the general distributor (the "Distributor") of the Fund's shares. OppenheimerFunds Services, a division of the Manager, located at 6803 South Tucson Way, Englewood, CO 80112, serves as the transfer and shareholder servicing agent (the "Transfer Agent") for the Funds on an "at cost" basis, for which it was paid $1,978,856 by the Fund during the fiscal year ended September 30, 1999.

The Manager (including subsidiaries and affiliates) currently manages investment companies, including other Oppenheimer funds, with assets of more than $125 billion as of March 31, 2000, and with more than 5 million shareholder accounts. The Manager is a wholly-owned subsidiary of Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company ("MassMutual"). The Manager, the Distributor and OAC are located at Two World Trade Center, New York, New York 10048. MassMutual is located at 1295 State Street, Springfield, Massachusetts 01111. OAC acquired the Manager on October 22, 1990. As indicated below, the common stock of OAC is owned by (i) certain officers and/or directors of the Manager, (ii) MassMutual and (iii) another investor. No institution or person holds 5% or more of OAC's outstanding common stock except MassMutual. MassMutual has engaged in the life insurance business since 1851.

The common stock of OAC is divided into three classes. Effective as of August 1, 1997, OAC declared a ten for one stock split. At December 31, 1999, on a post-split basis, MassMutual held (i) all of the 21,600,000 shares of Class A voting stock, (ii) 10,565,715 shares of Class B voting stock, and (iii) 18,377,759 shares of Class C non-voting stock. This collectively represented 91.9% of the outstanding common stock and 90.4% of the voting power of OAC as of that date. Certain officers and/or directors of the Manager held (i) 3,035,120 shares of the Class B voting stock, representing 5.5% of the outstanding common stock and 8.5% of the voting power, and (ii) options acquired without cash payment which, when they become exercisable, allow the holders to purchase up to 1,508,523 shares of Class C non-voting stock. That group includes persons who serve as officers of the Fund and Bridget A. Macaskill, who serves as a Trustee of the Fund.

Holders of OAC Class B and Class C common stock may put (sell) their shares and vested options to OAC or MassMutual at a formula price (based on earnings of the Manager). MassMutual may exercise call (purchase) options on all outstanding shares of both such classes of common stock and vested options at the same formula price. From the period October 1, 1998 to September 31, 1999, the only transactions on a post-split basis by persons who serve as Trustees of the Fund were by Mr. Swain who exercised 80,000 options to Mass Mutual for a cash payment of $2,621,900, Ms. Macaskill who exercised 434,873 options to Mass Mutual for a cash payment of $14,770,051 and Mr. Bowen who sold 11,420 shares of Class B OAC common stock to Mass Mutual and exercised 65,880 options to Mass Mutual for a cash payment of $2,335,929.

The names and principal occupations of the executive officers and directors of the Manager are as follows: Bridget A. Macaskill, President, Chief
Executive Officer and a director; James C. Swain, Vice Chairman; Jeremy Griffiths, Executive Vice President and Chief Financial Officer; O. Leonard Darling, Executive Vice President and Chief Investment Officer; Andrew J.
Donohue, Executive Vice President, General Counsel and a director; George Batejan, Executive Vice President and Chief Information Officer, Craig Dinsell, Loretta McCarthy, James Ruff and Andrew Ruotolo, Executive Vice Presidents; Brian W. Wixted, Senior Vice President and Treasurer; Charles Albers, Victor Babin, Bruce Bartlett, Richard Bayha, Robert A. Densen, Ronald
H. Fielding, Robert B. Grill, Robert Guy, Steve Ilnitzki, Lynn Oberist Keeshan, Thomas W. Keffer, Avram Kornberg, John S. Kowalik, Andrew J. Mika, David Negri, Robert E. Patterson, Russell Read, Richard Rubinstein, Christian
D. Smith, Arthur Steinmetz, John Stoma, Jerry A. Webman, William L. Wilby, Donna Winn, Kurt Wolfgruber, Robert G. Zack, and Arthur J. Zimmer, Senior Vice Presidents; and Barbara Hennigar, Chairman of OppenheimerFunds Services, a division of the Manager. These officers are located at one of the three offices of the Manager: Two World Trade Center, New York, NY 10048-0203; 6803 South Tucson Way, Englewood, CO 80112; and 350 Linden Oaks, Rochester, NY 14625-2807.

Custodian. The Bank of New York, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets.

Reports to Shareholders and Financial Statements. The Annual Report to Shareholders of the Fund, including financial statements of the Fund for the fiscal year ended September 30, 1999, has previously been sent to all shareholders. Upon request, shareholders may obtain without charge a copy of the Annual Report by writing the Fund at the address above or calling the Fund at 1.800.525.7048.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation of Proxies. The cost of soliciting these proxies will be borne by the Fund. In addition to solicitations by mail, proxies may be solicited by officers or employees of the Fund's transfer agent or by officers or employees of the Fund's investment adviser, personally or by telephone or telegraph; without extra compensation. Proxies may also be solicited by a proxy solicitation firm hired at the Fund's expense for such purpose. Brokers, banks and other fiduciaries may be required to forward soliciting material to their principals and to obtain authorization for the execution of proxies. It is anticipated that the cost of engaging a proxy solicitation firm would not exceed $3,500 plus the additional costs which would be incurred in connection with contacting those shareholders who have not voted. For those services they will be reimbursed by the Fund for their out-of-pocket expenses.

Voting By Broker-Dealers. Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted by applicable stock exchange rules) as record holder vote such shares for the election of Trustees and on the Proposals in the same proportion as that broker-dealer votes street account shares for which voting instructions were received in time to be voted. A "broker non-vote" is deemed to exist when a proxy received from a broker indicates that the broker does not have discretionary authority to vote the shares on that matter. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

Quorum. A majority of the shares outstanding and entitled to vote, present in person or represented by proxy, constitutes a quorum at the Meeting. Shares over which broker-dealers have discretionary voting power, shares that represent broker non-votes and shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Required Vote. Approval of Proposals 1 and 2 require a majority vote of the outstanding shares present at the meeting. Approval of Proposals 3 through 5 requires the affirmative vote of a majority of the outstanding voting securities of the Fund voting in the aggregate and not by class. Proposal 6 requires the affirmative vote of a majority of the outstanding Class C shares. As defined in the 1940 Act, the vote of a majority of the outstanding shares means the vote of
(1) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (2) more than 50% of the Fund's outstanding shares, whichever is less.

If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the election of each of the nominees named in this Proxy Statement for Trustee and in favor of each Proposal.

You may revoke your previously  granted proxy at any time before it is exercised
(1) by delivering a written  notice to the Fund  expressly  revoking your proxy,
(2) by signing and forwarding to the Fund a later-dated proxy, or (3) by attending the Meeting and casting your votes in person.

Shareholder Proposals. The Fund is not required to hold shareholder meetings on a regular basis. Special meetings of shareholders may be called from time to time by either the Fund or the shareholders (for certain matters and under special conditions described in the Statement of Additional Information). Under the proxy rules of the Securities and Exchange Commission, shareholder proposals which meet certain conditions may be included in a Fund's proxy statement for a particular meeting. Those rules require that for future meetings, the shareholder must be a record or beneficial owner of Fund shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the Fund's securities to be voted, at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by the Fund of any such proposal. Under those rules, a proposal submitted for inclusion in the Fund's proxy material for the next meeting after the meeting to which this proxy statement relates must be received by the Fund a reasonable time before the solicitation is made. The fact that the Fund receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy material, since there are other requirements under the proxy rules for such inclusion.

                                  OTHER MATTERS

      The Board does not intend to bring any matters before the Meeting other than Proposals 1 through 6 and the Board and the Manager are not aware of any other matters to be brought before the Meeting by others. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote the proxy in accordance with their judgment on such matters.

     In the event sufficient votes in favor of one or more Proposals set forth in the Notice of Meeting of Shareholders are not received by the date of the Meeting, the persons named in the enclosed proxy may propose one or more adjournments of the Meeting. If a quorum is present but sufficient votes in favor of one or more of the Proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

                               By Order of the Board of Trustees,



                               Andrew J. Donohue, Secretary
                               July 5, 2000



burns\proxies\190__def

                                                                     EXHIBIT A




                             AMENDED AND RESTATED



                              DECLARATION OF TRUST

                                       OF

                        OPPENHEIMER CHAMPION INCOME FUND


      This AMENDED AND RESTATED DECLARATION OF TRUST, made as of August 22, 1995, by and among the individuals executing this Amended and Restated Declaration of Trust as the Trustees, and amended and restated this ___ day of ___________, 2000.

      WHEREAS, the Trustees have established a trust fund under the laws of the Commonwealth of Massachusetts, for the investment and reinvestment of funds contributed thereto, under a Declaration of Trust dated August 10, 1987, which was amended by a Restated Declaration of Trust dated November 10, 1987 and a Restated Declaration of Trust dated October 19, 1990, whereby the Fund's name was changed to Oppenheimer Champion High Yield Fund, and by a Restated Declaration of Trust dated November 23, 1993;

      WHEREAS, the Trustees of the Fund have determined to amend the Fund's Declaration of Trust pursuant to the provisions thereof;

      NOW,  THEREFORE,   the  Trustees  declare  that  all  money  and  property
contributed to the trust fund hereunder shall henceforth be held and managed under this Amended and Restated Declaration of Trust IN TRUST in trust as herein set forth below.

      ARTICLE FIRST - NAME

      This FIRST: Effective October 1, 1995, this Trust shall be known as OPPENHEIMER CHAMPION INCOME FUND. The address of Oppenheimer Champion Income Fund is 3410 South Galena Street, Denver, Colorado 80231 6803 South Tucson Way, Englewood, CO 80112. The Registered Agent for Service is Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, Attention: Legal Department. Stephen Kuhn, Esq.

      SECOND: ARTICLE SECOND - DEFINITIONS

      Whenever used herein, unless otherwise required by the context or specifically provided:

      1. All terms used in this Declaration of Trust that are defined in the 1940 Act (defined below) shall have the meanings given to them in the 1940 Act.

      2. "Board" or "Board of Trustees" or the "Trustees""1940 Act" refers to the Investment Company Act of 1940 and the Rules and Regulations of the Commission thereunder, all as amended from time to time.

      3. "Board" or "Board of Trustees" or the "Trustees" means the Board of Trustees of the Trust.

      4. "By-Laws" means the By-Laws of the Trust as amended from time to time.

      5. "Class" means a class of a series of Shares shares of the Trust established and designated under or in accordance with the provisions of Article FOURTH.

      6.   "Commission" means the Securities and Exchange Commission.

            7. "Declaration of Trust" shall mean this Amended and Restated Declaration of Trust as it may be amended or restated from time to time.

             8. 7. The "1940 Act" refers to the Investment Company Act of 1940 and the Rules and Regulations of the Commission thereunder, all as amended from time to time."Majority Vote of Shareholders" shall mean, with respect to any matter on which the Shares of the Trust or of a Series or Class thereof, as the case may be, may be voted, the "vote of a majority of the outstanding voting securities" (as defined in the 1940 Act or the rules and regulations of the Commission thereunder) of the Trust or such Series or Class, as the case may be.

      9. "Net asset value" means, with respect to any Share of any Series, (i) in the case of a Share of a Series whose Shares are not divided into Classes, the quotient obtained by dividing the value of the net assets of that Series (being the value of the assets belonging to that Series less the liabilities belonging to that Series) by the total number of Shares of that Series outstanding, and (ii) in the case of a Share of a Class of Shares of a Series whose Shares are divided into Classes, the quotient obtained by dividing the value of the net assets of that Series allocable to such Class (being the value of the assets belonging to that Series allocable to such Class less the liabilities belonging to such Class) by the total number of Shares of such Class outstanding; all determined in accordance with the methods and procedures, including without limitation those with respect to rounding, established by the Trustees from time to time.

      10. "Series" refers to series of Shares shares of the Trust established and designated under or in accordance with the provisions of Article FOURTH.

      11.  "Shareholder" means a record owner of Shares of the Trust.

      12. "Shares" refers to the transferable units of interest into which the beneficial interest in the Trust or any Series or Class of the Trust (as the context may require) shall be divided from time to time and includes fractions of Shares as well as whole Shares.

      13. "Trust" refers to the Massachusetts business trust created by this Declaration of Trust, as amended or restated from time to time.

      14. "Trustees" refers to the individual trustees in their capacity as trustees hereunder of the Trust and their successor or successors for the time being in office as such trustees.

      ARTICLE THIRD - PURPOSE OF TRUST

      THIRD: The purpose or purposes for which the Trust is formed and the business or objects to be transacted, carried on and promoted by it are as follows:

      1. To hold, invest or reinvest its funds, and in connection therewith to hold part or all of its funds in cash, and to purchase or otherwise acquire, hold for investment or otherwise, sell, lend, pledge, mortgage, write options on, lease, sell short, assign, negotiate, transfer, exchange or otherwise dispose of or turn to account or realize upon, securities (which term "securities" shall for the purposes of this Declaration of Trust, without limitation of the generality thereof, be deemed to include any stocks, shares, bonds, financial futures contracts, indexes, debentures, notes, mortgages or other obligations, and any certificates, receipts, warrants or other instruments representing rights to receive, purchase or subscribe for the same, or evidencing or representing any other rights or interests therein, or in any property or assets) created or issued by any issuer (which term "issuer" shall for the purposes of this Declaration of Trust, without limitation of the generality thereof, be deemed to include any persons, firms, associations, corporations, syndicates, business trusts, partnerships, investment companies, combinations, organizations, governments, or subdivisions thereof) and in financial instruments (whether they are considered as securities or commodities); and to exercise, as owner or holder of any securities or financial instruments, all rights, powers and privileges in respect thereof; and to do any and all acts and things for the preservation, protection, improvement and enhancement in value of any or all such securities or financial instruments.

      2. To borrow money and pledge assets in connection with any of the objects or purposes of the Trust, and to issue notes or other obligations evidencing such borrowings, to the extent permitted by the 1940 Act and by the Trust's fundamental investment policies under the 1940 Act.

      3. To issue and sell its Shares in such Series and Classes and amounts and on such terms and conditions, for such purposes and for such amount or kind of consideration (including without limitation thereto, securities) now or hereafter permitted by the laws of the Commonwealth of Massachusetts and by this Declaration of Trust, as the Trustees may determine.

      4. To purchase or otherwise acquire, hold, dispose of, resell, transfer, reissue, redeem or cancel its Shares, or to classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any Series or Class into one or more Series or Classes that may have been established and designated from time to time, all without the vote or consent of the Shareholders of the Trust, in any manner and to the extent now or hereafter permitted by this Declaration of Trust.

      5. To conduct its business in all its branches at one or more offices in New York, Colorado and elsewhere in any part of the world, without restriction or limit as to extent.

      6. To carry out all or any of the foregoing objects and purposes as principal or agent, and alone or with associates or to the extent now or hereafter permitted by the laws of Massachusetts, as a member of, or as the owner or holder of any stock securities or other instruments of, or share of interest in, any issuer, and in connection therewith or make or enter into such deeds or contracts with any issuers and to do such acts and things and to exercise such powers, as a natural person could lawfully make, enter into, do or exercise.

      7. To do any and all such further acts and things and to exercise any and all such further powers as may be necessary, incidental, relative, conducive, appropriate or desirable for the accomplishment, carrying out or attainment of all or any of the foregoing purposes or objects.

      The foregoing objects and purposes shall, except as otherwise expressly provided, be in no way limited or restricted by reference to, or inference from, the terms of any other clause of this or any other Article of this Declaration of Trust, and shall each be regarded as independent and construed as powers as well as objects and purposes, and the enumeration of specific purposes, objects and powers shall not be construed to limit or restrict in any manner the meaning of general terms or the general powers of the Trust now or hereafter conferred by the laws of the Commonwealth of Massachusetts nor shall the expression of one thing be deemed to exclude another, though it be of a similar or dissimilar nature, not expressed; provided, however, that the Trust shall not carry on any business, or exercise any powers, in any state, territory, district or country except to the extent that the same may lawfully be carried on or exercised under the laws thereof.

      ARTICLE FOURTH - SHARES:

      1. The beneficial interest in the Trust shall be divided into Shares, all without with $.001 par value per share, but the Trustees shall have the authority from time to time, without obtaining shareholder approval, to create one or more Series of Shares in addition to the Series specifically established and designated in part 3 of this Article FOURTH, and to divide the shares of any Series into two or more Classes pursuant to Part part 2 of this Article FOURTH, all as they deem necessary or desirable, to establish and designate such Series and Classes, and to fix and determine the relative rights and preferences as between the different Series of Shares or Classes as to right of redemption and the price, terms and manner of redemption, liabilities and expenses to be borne by any Series or Class, special and relative rights as to dividends and other distributions and on liquidation, sinking or purchase fund provisions, conversion on liquidation, conversion rights, and conditions under which the several Series or Classes shall have individual voting rights or no voting rights. Except as aforesaid established by the Trustees with respect to such Series or Classes, pursuant to the provisions of this Article FOURTH, and except as otherwise provided herein, all Shares of the different Series and Classes of a Series, if any, shall be identical.

           (a) The number of authorized Shares and the number of Shares of each Series and each Class of a Series that may be issued is unlimited, and the Trustees may issue Shares of any Series or Class of any Series for such consideration and on such terms as they may determine (or for no consideration if pursuant to a Share dividend or split-up), or may reduce the number of issued Shares of a Series or Class in proportion to the relative net asset value of the Shares of such Series or Class, all without action or approval of the Shareholders. All Shares when so issued on the terms determined by the Trustees shall be fully paid and non-assessable. The Trustees may classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any Series into one or more Series or Classes of Series that may be established and designated from time to time. The Trustees may hold as treasury Shares (of the same or some other Series), reissue for such consideration and on such terms as they may determine, or cancel, at their discretion from time to time, any Shares of any Series reacquired by the Trust.

           (b) The establishment and designation of any Series or any Class of any Series in addition to that established and designated in part 3 of this Article FOURTH shall be effective upon either (i) the execution by a majority of the Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such Series or such Class of such Series or , whether directly in such instrument or by reference to, or approval of, another document that sets forth such relative rights and preferences of the Series or any Class of any Series including, without limitation, any registration statement of the Trust, (ii) upon the execution of an instrument in writing by an officer of the Trust pursuant to the vote of a majority of the Trustees, or (iii) as otherwise provided in either such instrument. At any time that there are no Shares outstanding of any particular Series or Class previously established and designated, the Trustees may by an instrument executed by a majority of their number or by an officer of the Trust pursuant to a vote of a majority of the Trustees abolish that Series or Class and the establishment and designation thereof. Each instrument referred to in this paragraph shall be an amendment to this Declaration of Trust, and the Trustees may make any such amendment without shareholder approval.

           (c) Any Trustee, officer or other agent of the Trust, and any organization in which any such person is interested may acquire, own, hold and dispose of Shares of any Series or Class of any Series of the Trust to the same extent as if such person were not a Trustee, officer or other agent of the Trust; and the Trust may issue and sell or cause to be issued and sold and may purchase Shares of any Series or Class of any Series from any such person or any such organization subject only to the general limitations, restrictions or other provisions applicable to the sale or purchase of Shares of such Series or Class generally.

      2. (a) Classes. The Trustees shall have the exclusive authority from time to time, without obtaining shareholder approval, to divide the Shares of any Series into two or more Classes as they deem necessary or desirable, and to establish and designate such Classes. In such event, each Class of a Series shall represent interests in the designated Series of the Trust and have such voting, dividend, liquidation and other rights as may be established and designated by the Trustees. Expenses and liabilities related directly or indirectly to the Shares of a Class of a Series may be borne solely by such Class (as shall be determined by the Trustees) and, as provided in Article FIFTH, a Class of a Series may have exclusive voting rights with respect to matters relating solely to such Class this Article FOURTH. The bearing of expenses and liabilities solely by a Class of Shares of a Series shall be appropriately reflected (in the manner determined by the Trustees) in the net asset value, dividend and liquidation rights of the Shares of such Class of a Series. The division of the Shares of a Series into Classes and the terms and conditions pursuant to which the Shares of the Classes of a Series will be issued must be made in compliance with the 1940 Act. No division of Shares of a Series into Classes shall result in the creation of a Class of Shares having a preference as to dividends or distributions or a preference in the event of any liquidation, termination or winding up of the Trust, to the extent such a preference is prohibited by Section 18 of the 1940 Act as to the Trust. The fact that a Series shall have initially been established and designated without any specific establishment or designation of Classes (i.e., that all Shares of such Series are initially of a single Class), or that a Series shall have more than one established and designated Class, shall not limit the authority of the Trustees to establish and designate separate Classes, or one or more additional Classes, of said Series without approval of the holders of the initial Class thereof, or previously established and designated Class or Classes thereof.

           (b) Class Differences. The relative rights and preferences of the Classes of any Series may differ in such other respects as the Trustees may determine to be appropriate in their sole discretion, provided that such differences are set forth in the instrument establishing and designating such Classes and executed by a majority of the Trustees (or by an instrument executed by an officer of the Trust pursuant to a vote of a majority of the Trustees).

      The relative rights and preferences of shares of different classes each Class of Shares shall be the same in all respects except that, and unless and until the Board of Trustees shall determine otherwise: (i) when a vote of Shareholders is required under this Declaration of Trust or when a meeting of Shareholders is called by the Board of Trustees, the Shares of a Class shall vote exclusively on matters that affect that Class only; (ii) the expenses and liabilities related to a Class shall be borne solely by such Class (as determined and allocated to such Class by the Trustees from time to time in a manner consistent with parts 2 and 3 of this Article FOURTH); and (iii) pursuant to paragraph part 10 of Article NINTH, the Shares of each Class shall have such other rights and preferences as are set forth from time to time in the then effective prospectus and/or statement of additional information relating to the Shares. Dividends and distributions on one class each Class of Shares may differ from the dividends and distributions on another class any other such Class, and the net asset value of the shares of one class each Class of Shares may differ from the net asset value of shares of another class any other such Class.

      3. Without limiting the authority of the Trustees set forth in part parts 1 and 2 of this Article FOURTH to establish and designate any further Series or Classes of Series, the Trustees have established one Series of Shares having the same name as the Trust, and said Shares shall be divided into three four Classes, which shall be designated Class A, Class B and Class C, as follows. The Shares of the Class outstanding since the inception of the Trust have previously been designated Class A Shares, the Shares of the Class initially issued upon the division of the Shares of that Series into two Classes have previously been Class C Shares and the Shares of the Class initially designated upon the division of the Shares into three classes are hereby designated Class B Shares. The Shares of that Series and any Shares of any further Series or Classes, Class C and Class Y. In addition to the rights and preferences described in parts 1 and 2 of this Article FOURTH with respect to Series and Classes, the Series and Classes established hereby shall have the relative rights and preferences described in this part 3 of this Article FOURTH. The Shares of any Series or Class that may from time to time be established and designated by the Trustees shall (unless the Trustees otherwise determine with respect to some further Series or Classes at the time of establishing and designating the same) have the following relative rights and preferences:

           (a) Assets Belonging to Series or Class. All consideration received by the Trust for the issue or sale of Shares of a particular Series or any Class thereof, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series (and may be allocated to any Classes thereof) for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Trust. Such consideration, assets, income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, together with any General Items allocated to that Series as provided in the following sentence, are herein referred to as "assets "belonging to that Series. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series (collectively "General Items", the Trustees shall allocate such General Items to and among any one or more of the Series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable; and any General Items so allocated to a particular Series shall belong to that

           Series (and be allocable to any Classes thereof). Each such allocation by the Trustees shall be conclusive and binding upon the shareholders of all Series for all purposes. Shareholders of all Series (and any Classes thereof) for all purposes. No Shareholder or former Shareholder of any Series or Class shall have a claim on or any right to any assets allocated or belonging to any other Series or Class.

           (b) (1) Liabilities Belonging to Series. The liabilities, expenses, costs, charges and reserves attributable to each Series shall be charged and allocated to the assets belonging to each particular Series. Any general liabilities, expenses, costs, charges and reserves of the Trust which are not identifiable as belonging to any particular Series shall be allocated and charged by the Trustees to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The liabilities, expenses, costs, charges and reserves allocated and so charged to each Series are herein referred to as "liabilities belonging to that Series. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the shareholders of all Series for all purposes.

                (2) Liabilities Belonging to a Class. If a Series is divided into more than one Class, the liabilities, expenses, costs, charges and reserves attributable to a Class shall be charged and allocated to the Class to which such liabilities, expenses, costs, charges or reserves are attributable. Any general liabilities, expenses, costs, charges or reserves belonging to the Series which are not identifiable as belonging to any particular Class shall be allocated and charged by the Trustees to and among any one or more of the Classes established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The liabilities, expenses, costs, charges and reserves allocated and so charged to each Class are herein referred to as "liabilities belonging to that Class. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the holders of all Classes for all purposes.

           (c) Dividends. Dividends and distributions on Shares of a particular Series or Class may be paid to the holders of Shares of that Series or Class, with such frequency as the Trustees may determine, which may be daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, from such of the income, capital gains accrued or realized, and capital and surplus, from the assets belonging to that Series, or in the case of a Class, belonging to such Series and being allocable to such Class, as the Trustees may determine, after providing for actual and accrued liabilities belonging to such Series or Class. All dividends and distributions on Shares of a particular Series or Class shall be distributed pro rata to the Shareholders of such Series or Class in proportion to the number of Shares of such Series or Class held by such Shareholders at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure the Trustees may determine that no dividend or distribution shall be payable on Shares as to which the Shareholder's purchase order and/or payment have not been received by the time or times established by the Trustees under such program or procedure. Such dividends and distributions may be made in cash or Shares of that Series or Class or a combination thereof as determined by the Trustees or pursuant to any program that the Trustees may have in effect at the time for the election by each Shareholder of the mode of the making of such dividend or distribution to that Shareholder. Any such dividend or distribution paid in Shares will be paid at the net asset value thereof as determined in accordance with paragraph part 13 of Article SEVENTH. Notwithstanding anything in this Declaration of Trust to the contrary, the Trustees may at any time declare and distribute a dividend of stock or other property pro rata among the Shareholders of a particular Series or Class at the date and time of record established for the payment of such dividends or distributions.

           (d) Liquidation. In the event of the liquidation or dissolution of the Trust or any Series or Class thereof, the Shareholders of each Series and all Classes of each Series that have been established and designated and are being liquidated and dissolved shall be entitled to receive, as a Series or Class, when and as declared by the Trustees, the excess of the assets belonging to that Series or, in the case of a Class, belonging to that Series and allocable to that Class, over the liabilities belonging to that Series or Class. Upon the liquidation or dissolution of the Trust or any Series or Class pursuant to this part 3(d) of this Article FOURTH the Trustees shall make provisions for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust or that Series or Class. The assets so distributable to the Shareholders of any particular Class and Series shall be distributed among such Shareholders in proportion to the number of Shares of such Class of that Series held by them and recorded on the books of the Trust relative net asset value of such Shares. The liquidation of the Trust or any particular Series or Class thereof may be authorized at any time by vote of a majority of the Trustees or instrument executed by a majority of their number then in office, provided the Trustees find that it is in the best interest of the Shareholders of such Series or Class or as otherwise provided in this Declaration of Trust or the instrument establishing such Series or Class. The Trustees shall provide written notice to affected shareholders of a termination effected under this part 3(d) of this Article FOURTH.

           (e) Transfer. All Shares of each particular Series or Class shall be transferable, but transfers of Shares of a particular Class and Series will be recorded on the Share transfer records of the Trust applicable to such Series or Class of that Series, as kept by the Trust or by any transfer or similar agent, as the case may be, only at such times as Shareholders shall have the right to require the Trust to redeem Shares of such Series or Class of that Series and at such other times as may be permitted by the Trustees.

           (f) Equality. Each Share of a Series Except as provided herein or in the instrument designating and establishing any Series or Class, all Shares of a particular Series or Class shall represent an equal proportionate interest in the assets belonging to that Series, or in the case of a Class, belonging to that Series and allocable to that Class, (subject to the liabilities belonging to such that Series or any Class of that Series) Class), and each Share of any particular Series or Class shall be equal to each other Share of that Series and shares of each Class of a Series shall be equal to each other Share of such or Class; but the provisions of this sentence shall not restrict any distinctions permissible under this Article FOURTH that may exist with respect to Shares of the different Classes of a Series. The Trustees may from time to time divide or combine the Shares of any particular Class or Series into a greater or lesser number of Shares of that Class or Series without thereby changing provided that such division or combination does not change the proportionate beneficial interest in the assets belonging to that Series or allocable to that Class or in any way affecting affect the rights of Shares of any other Class or Series.

           (g) Fractions. Any fractional Share of any Class and or Series, if any such fractional Share is outstanding, shall carry proportionately all the rights and obligations of a whole Share of that Class and Series, including those rights and obligations with respect to voting, receipt of dividends and distributions, redemption of Shares, and liquidation of the Trust.

           (h) Conversion Rights. Subject to compliance with the requirements of the 1940 Act, the Trustees shall have the authority to provide that (i) holders of Shares of any Series shall have the right to exchange said Shares into Shares of one or more other Series of Shares, (ii) holders of shares of any Class shall have the right to exchange said Shares into Shares of one or more other Classes of the same or a different Series, and/or (iii) the Trust shall have the right to carry out exchanges of the aforesaid kind, in each case in accordance with such requirements and procedures as may be established by the Trustees.

           (i) Ownership of Shares. The ownership of Shares shall be recorded on the books of the Trust or of a transfer or similar agent for the Trust, which books shall be maintained separately for the Shares of each Class and Series that has been established and designated. No certification certifying the ownership of Shares need be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, the use of facsimile signatures, the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to who are the Shareholders and as to the number of Shares of each Class and Series held from time to time by each such Shareholder.

           (j) Investments in the Trust. The Trustees may accept investments in the Trust from such persons and on such terms and for such consideration, not inconsistent with the provisions of the 1940 Act, as they from time to time authorize or determine. Such investments may be in the form of cash, securities or other property in which the appropriate Series is authorized to invest, hold or own, valued as provided in part 13, Article SEVENTH. The Trustees may authorize any distributor, principal underwriter, custodian, transfer agent or other person to accept orders for the purchase or sale of Shares that conform to such authorized terms and to reject any purchase or sale orders for Shares whether or not conforming to such authorized terms.

      ARTICLE FIFTH - SHAREHOLDERS' VOTING POWERS AND MEETINGS

      FIFTH: The following provisions are hereby adopted with respect to voting Shares of the Trust and certain other rights:

      1. The Shareholders shall have the power to vote only (a) for the election of Trustees when that issue is submitted to them Shareholders, or removal of Trustees to the extent and as provided in Article SIXTH, (b) with respect to the amendment of this Declaration of Trust except where the Trustees are given authority to amend the Declaration of Trust without shareholder approval, (c) to the extent and as provided in part 12, Article NINTH, (c) with respect to transactions with respect to the Trust, a Series or Class as provided in part 4(a), Article NINTH, (d) to the same extent as the shareholders of a Massachusetts business corporation, as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust any Series, Class or the Shareholders, and (d)(e) with respect to those matters relating to the Trust as may be required by the 1940 Act or required by law, by this Declaration of Trust, or the By-Laws of the Trust or any registration statement of the Trust filed with the Commission or any State, or as the Trustees may consider desirable, and (f) with respect to any other matter as to which the Trustees, in their sole discretion, shall submit to the Shareholders. 2. The Trust will not hold shareholder meetings unless required by the 1940 Act, the provisions of this Declaration of Trust, or any other applicable law. The Trustees may call a meeting of shareholders from time to time.

      3.  At  all  meetings  As  to  each  matter   submitted  to  a  vote  of
Shareholders, each Shareholder shall be entitled to one vote on each matter submitted to a vote of the Shareholders of the affected Series for each Share standing in his for each whole Share and to a proportionate fractional vote for each fractional Share standing in such Shareholder's name on the books of the Trust on the date, fixed in accordance with the By-Laws, for determination of Shareholders of the affected Series entitled to vote at such meeting (except, if the Board so determines, for Shares redeemed prior to the meeting), and each such Series shall vote separately ("Individual Series Voting"); a Series shall be deemed to be affected when a vote of the holders of that Series on a matter is required by the 1940 Act irrespective of the Series thereof or the Class thereof and all Shares of all Series and Classes shall vote together as a single Class; provided, however, that (i) as to any matter with respect to which a vote of Shareholders separate vote of one or more Series or Classes thereof is required by the 1940 Act or by any applicable law that must be complied with the provisions of the writing establishing and designating the Series or Class, such requirements as to a separate vote by Shareholders such Series or Class thereof shall apply in lieu of Individual Series Voting as described above. If the shares of a Series shall be divided into Classes as provided in Article FOURTH, the shares of each Class all Shares of all Series and Classes thereof voting together as a single Class; and (ii) as to any matter which affects only the interests of one or more particular Series or Classes thereof, only the holders of Shares of the one or more affected Series or Classes thereof shall be entitled to vote, and each such Series or Class shall vote as a separate Class. All Shares of a Series shall have identical voting rights except that the Trustees, in their discretion, may provide, and all Shares of a Class of a Series with exclusive voting rights with respect to matters which relate solely to such Class. If the Shares of any Series shall be divided into Classes with a Class having exclusive voting rights with respect to certain matters, the quorum and voting requirements described below with respect to shall have identical voting rights. Shares may be voted in person or by proxy. Proxies may be given by or on behalf of a Shareholder orally or in writing or pursuant to any computerized, telephonic, or mechanical data gathering process.

      4. Except as required by the 1940 Act or other applicable law, the presence in person or by proxy of one-third of the Shares entitled to vote shall be a quorum for the transaction of business at a Shareholders' meeting, provided, however, that if any action to be taken by the Shareholders of the Class of such Series on such matters shall be applicable only to the Shares of such Class. Any fractional Share shall carry proportionately all the rights of a whole Share, including the right to vote and the right to receive dividends. The presence in person or by proxy of the holders of one-third of the Shares, or of the Shares of any Series or Class of any Series, outstanding and entitled to vote thereat shall constitute a quorum at any meeting of the Shareholders or of that Series or Class, respectively; provided however, that if any action to be taken by the Shareholders or by a Series or Class at a meeting a Series or Class requires an affirmative vote of a majority, or more than a majority, of the shares Shares outstanding and entitled to vote, then in such event with respect to voting on that particular issue the presence in person or by proxy of the holders of a majority of the shares Shares outstanding and entitled to vote at such a meeting shall constitute a quorum for all purposes. At a meeting at which is a quorum is present, a vote of a majority of the the transaction of business with respect to such issue. Any number less than a quorum shall be sufficient to transact all business at the meeting for adjournments. If at any meeting of the Shareholders there shall be less than a quorum present, the Shareholders or the Trustees present at with respect to a particular issue to be voted on, such meeting may be adjourned, without further notice, adjourn the same with respect to such issue from time to time until a quorum shall attend, but no business shall be transacted at any such adjourned meeting except such as might have been lawfully transacted had the meeting not been adjourned. be present with respect to such issue, but voting may take place with respect to issues for which a quorum is present. Any meeting of Shareholders, whether or not a quorum is present, may be adjourned with respect to any one or more items of business for any lawful purpose, provided that no meeting shall be adjourned for more than six months beyond the originally scheduled date. Any adjourned session or sessions may be held, within a reasonable time after the date for the original meeting without the necessity of further notice. A majority of the Shares voted at a meeting at which a quorum is present shall decide any questions and a plurality shall elect a Trustee, except when a different vote is required by any provision of the 1940 Act or other applicable law or by this Declaration of Trust or By-Laws.

      5. Each Shareholder, upon request to the Trust in proper form determined by the Trust, shall be entitled to require the Trust to redeem from the net assets of that Series all or part of the Shares of such Series and Class standing in the name of such Shareholder. The method of computing such net asset value, the time at which such net asset value shall be computed and the time within which the Trust shall make payment therefor, shall be determined as hereinafter provided in Article SEVENTH of this Declaration of Trust. Notwithstanding the foregoing, the Trustees, when permitted or required to do so by the 1940 Act, may suspend the right of the Shareholders to require the Trust to redeem Shares.

      6. No Shareholder shall, as such holder, have any right to purchase or subscribe for any Shares of the Trust which it may issue or sell, other than such right, if any, as the Trustees, in their discretion, may determine.

      7. All persons who shall acquire Shares shall acquire the same subject to the provisions of the Declaration of Trust.

      8. Cumulative voting for the election of Trustees shall not be allowed.

      ARTICLE SIXTH - THE TRUSTEES:

      1. The persons who shall act as initial Trustees until the first meeting or until their successors are duly chosen and qualify are the initial trustees executing this Declaration of Trust or any counterpart thereof.
However, the By-Laws of the Trust may fix the number of Trustees at a number greater or lesser than the number of initial Trustees and may authorize the Trustees to increase or decrease the number of Trustees, to fill any vacancies on the Board which may occur for any reason including any vacancies created by any such increase in the number of Trustees, to set and alter the terms of office of the Trustees and to lengthen or lessen their own terms of office or make their terms of office of indefinite duration, all subject to the 1940 Act, as amended from time to time, and to this Article SIXTH. Unless otherwise provided by the By-Laws of the Trust, the Trustees need not be Shareholders.

      2. A Trustee at any time may be removed either with or without cause by resolution duly adopted by the affirmative vote of the holders of two-thirds of the outstanding Shares, present in person or by proxy at any meeting of Shareholders called for such purpose; such a meeting shall be called by the Trustees when requested in writing to do so by the record holders of not less than ten per centum of the outstanding Shares. A Trustee may also be removed by the Board of Trustees, as provided in the By-Laws of the Trust.

      3. The Trustees shall make available a list of names and addresses of all Shareholders as recorded on the books of the Trust, upon receipt of the request in writing signed by not less than ten Shareholders (who have been shareholders for at least six months) holding in the aggregate shares of the Trust valued at not less than $25,000 at current offering price (as defined in the then effective Prospectus and/or Statement of Additional Information relating to the Shares under the Securities Act of 1933, as amended from time to time) or holding not less than 1% in amount of the entire amount of Shares issued and outstanding; such request must state that such Shareholders wish to communicate with other Shareholders with a view to obtaining signatures to a request for a meeting to take action pursuant to part 2 of this Article SIXTH and be accompanied by a form of communication to the Shareholders. The Trustees may, in their discretion, satisfy their obligation under this part 3 by either making available the Shareholder list to such Shareholders at the principal offices of the Trust, or at the offices of the Trust's transfer agent, during regular business hours, or by mailing a copy of such communication and form of request, at the expense of such requesting Shareholders, to all other Shareholders, and the Trustees may also take such other action as may be permitted under Section 16(c) of the 1940 Act.

      4. The Trust may at any time or from time to time apply to the Commission for one or more exemptions from all or part of said Section 16(c) of the 1940 Act, and, if an exemptive order or orders are issued by the Commission, such order or orders shall be deemed part of said Section 16(c) for the purposes of parts 2 and 3 of this Article SIXTH. ARTICLE SEVENTH POWERS OF TRUSTEES

      SEVENTH: The following provisions are hereby adopted for the purpose of defining, limiting and regulating the powers of the Trust, the Trustees and the Shareholders.

      1. As soon as any Trustee is duly elected by the Shareholders or the Trustees and shall have accepted this Trust, the Trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he or she shall be deemed a Trustee hereunder.

      2. The death, declination, resignation, retirement, removal, or incapacity of the Trustees, or any one of them, shall not operate to annul or terminate the Trust or any Series but the Trust shall continue in full force and effect pursuant to the terms of this Declaration of Trust.

      3. The assets of the Trust shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. All of the assets of the Trust shall at all times be considered as vested in the Trustees. No Shareholder shall have, as a holder of beneficial interest in the Trust, any authority, power or right whatsoever to transact business for or on behalf of the Trust, or on behalf of the Trustees, in connection with the property or assets of the Trust, or in any part thereof.

      4. The Trustees in all instances shall act as principals, and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute, and to authorize the officers and agents of the Trust to make and execute, any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust. The Except as otherwise provided herein or in the 1940 Act, the Trustees shall not in any way be bound or limited by present or future laws or customs in regard to Trust investments, but shall have full authority and power to make any and all investments which they, in their uncontrolled discretion and to the same extent as if the Trustees were the sole owners of the assets of the Trust and the business in their own right, shall deem proper to accomplish the purpose of this Trust. Subject to any applicable limitation in this Declaration of Trust or by the By-Laws of the Trust, and in addition to the powers otherwise granted herein, the Trustees shall have power and authority:

           (a) to adopt By-Laws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust, including meetings of the Shareholders and Trustees, and other related matters, and to amend and repeal them to the extent that they do not reserve that right to the Shareholders;

           (b) to elect and remove such officers and appoint and terminate such officers as they consider appropriate with or without cause, and to appoint and terminate agents and consultants and hire and terminate employees, any one or more of the foregoing of whom may be a Trustee, and may provide for the compensation of all of the foregoing; to appoint and designate from among the Trustees or other qualified persons such committees as the Trustees may determine, and to terminate any such committee and remove any member of such committee;

           (c) to employ as custodian of any assets of the Trust a bank or trust company one or more banks, trust companies, companies that are members of a national securities exchange, or any other entity qualified and eligible to act as a custodian under the 1940 Act, as modified by or interepreted by any applicable order or orders of the Commission or any rules or regulations adopted or intrepretive releases of the Commission thereunder, subject to any conditions set forth in this Declaration of Trust or in the By-Laws, and may authorize such depository or custodian to employ subcustodians or agents;;

           (d) to retain a transfer agent(d) to retain one or more transfer agents and shareholder servicing agent, or both; agents, or both, and may authorize such transfer agents or servicing agents to employ sub-agents;

           (e) to provide for the distribution of Shares either through a principal underwriter or the Trust itself or both or otherwise;

           (f) to set record dates by resolution of the Trustees or in the manner provided for in the By-Laws of the Trust;

           (g) to delegate such authority as they consider desirable to any officers of the Trust and to any agent investment adviser, manager, custodian or underwriter, or other agent or independent contractor;

           (h) to vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property held in Trust hereunder; and to execute and deliver powers of attorney to or otherwise authorize by standing policies adopted by the Trustees, such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

           (i) to exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities held in trust hereunder;

           (j) to hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, either in its own name or in the name of a custodian, subcustodian or a nominee or nominees, subject in either case to proper safeguards according to the usual practice of Massachusetts business trusts or investment companies; or otherwise;

           (k) to consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or concern, any security of which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern, and to pay calls or subscriptions with respect to any security held in the Trust; or instrument held in the Trust;

           (l) to join with other holders of any security or instrument in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security or instrument with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

           (m)  to sue or be sued in the name of the Trust;

           (n) to compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy including, but not limited to, claims for taxes;

           (o) to make, (o) to make, by resolutions adopted by the Trustees or in the manner provided in the By-Laws, distributions of income and of capital gains to Shareholders;

           (p) to borrow money (p)to borrow money and to pledge, mortgage or hypothecate the assets of the Trust or any part thereof, to the extent and in the manner permitted by the 1940 Act and the Trust's fundamental policy thereunder as to borrowing;;

           (q) to enter into investment advisory or management contracts, subject to the 1940 Act, with any one or more corporations, partnerships, trusts, associations or other persons;

           (r) to make loans of cash and/or securities or other assets of the Trust;

           (s) to change the name of the Trust or any Class or Series of the Trust as they consider appropriate without prior shareholder approval;

           and

           (t) to establish officers' and Trustees' fees or compensation and fees or compensation for committees of the Trustees to be paid by the Trust or each Series thereof in such manner and amount as the Trustees may determine.;

           (u) to invest all or any portion of the Trust's assets in any one or more registered investment companies, including investment by means of transfer of such assets in exchange for an interest or interests in such investment company or investment companies or by any other means approved by the Trustees;

           (v) to determine whether a minimum and/or maximum value should apply to accounts holding shares, to fix such values and establish the procedures to cause the involuntary redemption of accounts that do not satisfy such criteria; and

           (w) to enter into joint ventures, general or limited partnerships and any other combinations or associations;

           (x) to endorse or guarantee the payment of any notes or other obligations of any person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof;

           (y) to purchase and pay for entirely out of Trust property such insurance and/or bonding as they may deem necessary or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, consultants, investment advisers, managers, administrators, distributors, principal underwriters, or independent contractors, or any thereof (or any person connected therewith), of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person in any such capacity, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against such liability;

           (z) to pay pensions for faithful service, as deemed appropriate by the Trustees, and to adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust;

           (aa) to adopt on behalf of the Trust or any Series with respect to any Class thereof a plan of distribution and related agreements thereto pursuant to the terms of Rule 12b-1 of the 1940 Act and to make payments from the assets of the Trust or the relevant Series pursuant to said Rule 12b-1 Plan;

           (bb) to operate as and carry on the business of an investment company and to exercise all the powers necessary and appropriate to the conduct of such operations;

           (cc) to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, and otherwise deal in Shares and, subject to the provisions set forth in Article FOURTH and part 4, Article FIFTH, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the Trust, or the particular Series of the Trust, with respect to which such Shares are issued;

           (dd) in general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

      The foregoing clauses shall be construed both as objectives and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees. Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Series and not an action in an individual capacity.

      5. No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order.

      6. (a) The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay by way of subscription to any Shares or otherwise. This paragraph shall not limit the right of the Trustees to assert claims against any shareholder based upon the acts or omissions of such shareholder or for any other reason. There is hereby expressly disclaimed shareholder and Trustee liability for the acts and obligations of the Trust. Every note, bond, contract or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust shall include a notice and provision limiting the obligation represented thereby to the Trust and its assets (but the omission of such notice and provision shall not operate to impose any liability or obligation on any Shareholder or Trustee).

           (b) Whenever this Declaration of Trust calls for or permits any action to be taken by the Trustees hereunder, such action shall mean that taken by the Board of Trustees by vote of the majority of a quorum of Trustees as set forth from time to time in the By-Laws of the Trust or as required by the 1940 Act.

           (c) The Trustees shall possess and exercise any and all such additional powers as are reasonably implied from the powers herein contained such as may be necessary or convenient in the conduct of any business or enterprise of the Trust, to do and perform anything necessary, suitable, or proper for the accomplishment of any of the purposes, or the attainment of any one or more of the objects, herein enumerated, or which shall at any time appear conducive to or expedient for the protection or benefit of the Trust, and to do and perform all other acts and things necessary or incidental to the purposes herein before set forth, or that may be deemed necessary by the Trustees. Without limiting the generality of the foregoing, except as otherwise provided herein or in the 1940 Act, the Trustees shall not in any way be bound or limited by present or future laws or customs in regard to trust investments, but shall have full authority and power to make any and all investments that they, in their discretion, shall deem proper to accomplish the purpose of this Trust.

           (d) The Trustees shall have the power, to the extent not inconsistent with the 1940 Act, to determine conclusively whether any moneys, securities, or other properties of the Trust are, for the purposes of this Trust, to be considered as capital or income and in what manner any expenses or disbursements are to be borne as between capital and income whether or not in the absence of this provision such moneys, securities, or other properties would be regarded as capital or income and whether or not in the absence of this provision such expenses or disbursements would ordinarily be charged to capital or to income.

      7. The By-Laws of the Trust may divide the Trustees into classes and prescribe the tenure of office of the several classes, but no class of Trustee shall be elected for a period shorter than that from the time of the election following the division into classes until the next meeting of Trustees and thereafter for a period shorter than the interval between meetings of Trustees or for a period longer than five years, and the term of office of at least one class shall expire each year.

      8. The Shareholders shall, for any lawful purpose, have the right to inspect the records, documents, accounts and books of the Trust, subject to reasonable regulations of the Trustees, not contrary to Massachusetts law, as to whether and to what extent, and at what times and places, and under what conditions and regulations, such right shall be exercised.

      9. Any officer elected or appointed by the Trustees or by the Shareholders or otherwise, may be removed at any time, with or without cause, in such lawful manner as may be provided in the By-Laws of the Trust.

      10. The Trustees shall have power to hold their meetings, to have an office or offices and, subject to the provisions of the laws of Massachusetts, to keep the books of the Trust outside of said Commonwealth at such places as may from time to time be designated by them. Action may be taken by the Trustees without a meeting by unanimous written consent or by telephone or similar method of communication.

      11. Securities held by the Trust shall be voted in person or by proxy by the President or a Vice-President, or such officer or officers of the Trust or such other agent of the Trust as the Trustees shall designate or otherwise authorize by standing policies adopted by the Trustees for the purpose, or by a proxy or proxies thereunto duly authorized by the Trustees, except as otherwise ordered by vote of the holders of a majority of the Shares outstanding and entitled to vote in respect thereto.

      12. (a) Subject to the provisions of the 1940 Act, any Trustee, officer or employee, individually, or any partnership of which any Trustee, officer or employee may be a member, or any corporation or association of which any Trustee, officer or employee may be an officer, partner, director, trustee, employee or stockholder, or otherwise may have an interest, may be a party to, or may be pecuniarily or otherwise interested in, any contract or transaction of the Trust, and in the absence of fraud no contract or other transaction shall be thereby affected or invalidated; provided that in such case a Trustee, officer or employee or a partnership, corporation or association of which a Trustee, officer or employee is a member, officer, director, trustee, employee or stockholder is so interested, such fact shall be disclosed or shall have been known to the Trustees including those Trustees who are not so interested and who are neither "interested" nor "affiliated" persons as those terms are defined in the 1940 Act, or a majority thereof; and any Trustee who is so interested, or who is also a director, officer, partner, trustee, employee or stockholder of such other corporation or a member of such partnership or association which is so interested, may be counted in determining the existence of a quorum at any meeting of the Trustees which shall authorize any such contract or transaction, and may vote thereat to authorize any such contract or transaction, with like force and effect as if he were not so interested.

           (b) Specifically, but without limitation of the foregoing, the Trust may enter into a management or investment advisory contract or underwriting contract and other contracts with, and may otherwise do business with any manager or investment adviser for the Trust and/or principal underwriter of the Shares of the Trust or any subsidiary or affiliate of any such manager or investment adviser and/or principal underwriter and may permit any such firm or corporation to enter into any contracts or other arrangements with any other firm or corporation relating to the Trust notwithstanding that the Trustees of the Trust may be composed in part of partners, directors, officers or employees of any such firm or corporation, and officers of the Trust may have been or may be or become partners, directors, officers or employees of any such firm or corporation, and in the absence of fraud the Trust and any such firm or corporation may deal freely with each other, and no such contract or transaction between the Trust and any such firm or corporation shall be invalidated or in any way affected thereby, nor shall any Trustee or officer of the Trust be liable to the Trust or to any Shareholder or creditor thereof or to any other person for any loss incurred by it or him solely because of the existence of any such contract or transaction; provided that nothing herein shall protect any director or officer of the Trust against any liability to the trust or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

           (c) As used in this paragraph the following terms shall have the meanings set forth below:

                (i) the term "indemnitee" shall mean any present or former Trustee, officer or employee of the Trust, any present or former Trustee, partner, Director or officer of another trust, partnership, corporation or association whose securities are or were owned by the Trust or of which the Trust is or was a creditor and who served or serves in such capacity at the request of the Trust, and the heirs, executors, administrators, successors and assigns of any of the foregoing; however, whenever conduct by an indemnitee is referred to, the conduct shall be that of the original indemnitee rather than that of the heir, executor, administrator, successor or assignee;

                (ii)  the  term   "covered"   proceeding""   shall   mean  any
threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, to which an indemnitee is or was a party or is threatened to be made a party by reason of the fact or facts under which he or it is an indemnitee as defined above;

               (iii)  the  term  "disabling"   conduct""  shall  mean  willful
misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office in question;

                (iv)  the  term  "covered"   expenses""  shall  mean  expenses
(including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by an indemnitee in connection with a covered proceeding; and

                (v) the term "adjudication" of liability"" shall mean, as to any covered proceeding and as to any indemnitee, an adverse determination as to the indemnitee whether by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent.

           (d) The Trust shall not indemnify any indemnitee for any covered expenses in any covered proceeding if there has been an adjudication of liability against such indemnitee expressly based on a finding of disabling conduct.

           (e) Except as set forth in paragraph (d) above, the Trust shall indemnify any indemnitee for covered expenses in any covered proceeding, whether or not there is an adjudication of liability as to such indemnitee, such indemnification by the Trust to be to the fullest extent now or hereafter permitted by any applicable law unless the By-laws limit or restrict the indemnification to which any indemnitee may be entitled. The Board of Trustees may adopt By by-law provisions to implement sub-paragraphs subparagraphs
(c), (d) and (e) hereof.

           (f) Nothing herein shall be deemed to affect the right of the Trust and/or any indemnitee to acquire and pay for any insurance covering any or all indemnities to the extent permitted by applicable law or to affect any other indemnification rights to which any indemnitee may be entitled to the extent permitted by applicable law. Such rights to indemnification shall not, except as otherwise provided by law, be deemed exclusive of any other rights to which such indemnitee may be entitled under any statute now or hereafter enacted, By-Law, contract or otherwise.

      13. The Trustees are empowered, in their absolute discretion, to establish the bases or times, or both, for determining the net asset value per Share of any Class and Series in accordance with the 1940 Act and to authorize the voluntary purchase by any Class and Series, either directly or through an agent, of Shares of any Class and Series upon such terms and conditions and for such consideration as the Trustees shall deem advisable in accordance with the 1940 Act.

      14. Payment of the net asset value per Share of any Class and Series properly surrendered to it for redemption shall be made by the Trust within seven days, or as specified in any applicable law or regulation, after tender of such stock or request for redemption to the Trust for such purpose together with any additional documentation that may be reasonably required by the Trust or its transfer agent to evidence the authority of the tenderor to make such request, plus any period of time during which the right of the holders of the shares of such Class of that Series to require the Trust to redeem such shares has been suspended. Any such payment may be made in portfolio securities of such Class of that Series and/or in cash, as the Trustees shall deem advisable, and no Shareholder shall have a right, other than as determined by the Trustees, to have Shares redeemed in kind.

      15. The Trust shall have the right, at any time and, without prior notice to the Shareholder, to redeem Shares of the Class and Series held by such a Shareholder held in any account registered in the name of such Shareholder for its current net asset value, if and to the extent for any reason, including, but not limited to, (i) the determination that such redemption is necessary to reimburse either that Series or Class of the Trust or the distributor (i.e., principal underwriter) of the Shares for any loss either has sustained by reason of the failure of such Shareholder to make timely and good payment for Shares purchased or subscribed for by such Shareholder, regardless of whether such Shareholder was a Shareholder at the time of such purchase or subscription, (ii) the failure of a Shareholder to supply a tax identification number if required to do so, (iii) the failure of a Shareholder to pay when due for the purchase of Shares issued to him and subject to and upon such terms and conditions as the Trustees may from time to time prescribe, (iv) pursuant to authorization by a Shareholder to pay fees or make other payments to one or more third parties, including, without limitation, any affiliate of the investment adviser of the Trust or any Series thereof, or (v) if the aggregate net asset value of all Shares of such Shareholder (taken at cost or value, as determined by the Board) has been reduced below an amount established by the Board of Trustees from time to time as the minimum amount required to be maintained by Shareholders.

      EIGHTH: The name "Oppenheimer" ARTICLE EIGHTH - LICENSE

      The name "Oppenheimer" included in the name of the Trust and of any Series shall be used pursuant to a royalty-free, non-exclusive license from Oppenheimer Management Corporation ("OMC") OppenheimerFunds, Inc. ("OFI"), incidental to and as part of any one or more advisory, management or supervisory contracts which may be entered into by the Trust with OMC OFI. Such license shall allow OMC OFI to inspect and subject to the control of the Board of Trustees to control the nature and quality of services offered by the Trust under such name. The license may be terminated by OMC OFI upon termination of such advisory, management or supervisory contracts or without cause upon 60 days' written notice, in which case neither the Trust nor any Series or Class shall have any further right to use the name "Oppenheimer" in its name or otherwise and the Trust, the Shareholders and its officers and Trustees shall promptly take whatever action may be necessary to change its name and the names of any Series or Classes accordingly.

      ARTICLE NINTH - MISCELLANEOUS:

      1. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or the Shareholders,' heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the Trust estate to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust shall, upon request by the Shareholder, assume the defense of any such claim made against any Shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

      2. It is hereby expressly declared that a trust is created hereby and not a partnership is created hereby, joint stock association, corporation, bailment, or any other form of a legal relationship other than a trust, as contemplated in Massachusetts General Laws Chapter 182. No individual Trustee hereunder shall have any power to bind the Trust, the Trust's unless so authorized by the Trustees, or to personally bind the Trust's officers or any Shareholder. All persons extending credit to, doing business with, contracting with or having or asserting any claim against the Trust or the Trustees shall look only to the assets of the Trust appropriate Series for payment under any such credit, transaction, contract or claim; and neither the Shareholders nor the Trustees, nor any of their agents, whether past, present or future, shall be personally liable therefor; notice of such disclaimer and agreement thereto shall be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. There is hereby expressly disclaimed Shareholder and Trustee liability for the acts and obligations of the Trust. Nothing in this Declaration of Trust shall protect a Trustee or officer against any liability to which such Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or of such officer hereunder.

      3. The exercise by the Trustees of their powers and discretion hereunder in good faith and with reasonable care under the circumstances then prevailing, shall be binding upon everyone interested. Subject to the provisions of paragraph part 2 of this Article NINTH, the Trustees shall not be liable for errors of judgment or mistakes of fact or law. The Subject to the foregoing,
(a) Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, adviser, administrator, distributor or principal underwriter, custodian or transfer, dividend disbursing, Shareholder servicing or accounting agent of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee; (b) the Trustees may take advice of counsel or other experts with respect to the meaning and operations of this Declaration of Trust, applicable laws, contracts, obligations, transactions or any other business the Trust may enter into, and subject to the provisions of paragraph part 2 of this Article NINTH, shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (c) in discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by them, any independent public accountant, and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of a party who has been appointed by the Trustees or with whom the Trust has entered into a contract pursuant to Article SEVENTH. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

      4. This Trust shall continue without limitation of time but subject to the provisions of sub-sections (a), (b), (c) and (d) of this paragraph 4.

      (a) The Trustees, with the favorable vote of the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of any one or more Series entitled to vote and (b) of this part 4.

(a) Subject to applicable Federal and State law, and except as otherwise provided in part 5 of this Article NINTH, the Trustees, with the Majority Vote of Shareholders of an affected Series or Class, may sell and convey all or substantially all the assets of that Series or Class (which sale may be subject to the retention of assets for the payment of liabilities and expenses ) to another issuer and may be in the form of a statutory merger to the extent permitted by applicable law) to another issuer or to another Series or Class of the Trust for a consideration which may be or include securities of such issuer or may merge or consolidate with any other corporation, association, trust, or other organization or may sell, lease, or exchange all or a portion of the Trust property or Trust property allocated or belonging to such Series or Class, upon such terms and conditions and for such consideration when and as authorized by such vote. Such transactions may be effected through share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees. Upon making provision for the payment of liabilities, by assumption by such issuer or otherwise, the Trustees shall distribute the remaining proceeds ratably among the holders of the outstanding Shares of the Series or Class, the assets of which have been so transferred, in proportion to the relative net asset value of such Shares..

           (b) The Trustees, with the favorable vote of the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of any one or more Series entitled to vote, may at any time sell and convert into money all the assets of that Series. Upon making provisions for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent, of that Series, the Trustees shall distribute the remaining assets of that Series ratably among the holders of the outstanding Shares of that Series.

           (c) The Trustees, with the favorable vote of the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of any one or more Series entitled to vote, may otherwise alter, convert or transfer the assets of that Series or those Series.

           (d) Upon completion of the distribution of the remaining proceeds or the remaining assets as provided in sub-sections (a) and (b), and in subsection (c) where section (a) hereof or pursuant to part 3(d) of Article FOURTH, as applicable, the Series the assets of which have been so transferred shall terminate, and if all the assets of the Trust have been so transferred, the Trust shall terminate and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be canceled and discharged.

         5. Subject to applicable Federal and state law, the Trustees may without the vote or consent of Shareholders cause to be organized or assist in organizing one or more corporations, trusts, partnerships, limited liability companies, associations, or other organization, under the laws of any jurisdiction, to take over all or a portion of the Trust property or all or a portion of the Trust property allocated or belonging to such Series or Class or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust property or the Trust property allocated or belonging to such Series or Class to any such corporation, trust, limited liability company, partnership, association, or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, limited liability company, association, or organization or any corporation, partnership, limited liability company, trust, association, or organization in which the Trust or such Series or Class holds or is about to acquire shares or any other interest. Subject to applicable Federal and state law, the Trustees may also cause a merger or consolidation between the Trust or any successor thereto or any Series or Class thereof and any such corporation, trust, partnership, limited liability company, association, or other organization. Nothing contained herein shall be construed as requiring approval of shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, limited liability companies, associations, or other organizations and selling, conveying, or transferring the Trust property or a portion of the Trust property to such organization or entities; provided, however, that the Trustees shall provide written notice to the affected Shareholders of any transaction whereby, pursuant to this part 5, Article NINTH, the Trust or any Series or Class thereof sells, conveys, or transfers all or a substantial portion of its assets to another entity or merges or consolidates with another entity. Such transactions may be effected through share-for-share exchanges, transfer or sale of assets, shareholder in-kind redemptions and purchases, exchange offers, or any other approved by the Trustees.

      6. The original or a copy of this instrument and of each restated declaration of trust or instrument supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each supplemental or restated declaration of trust shall be filed with the Secretary of the Commonwealth of Massachusetts, as well as any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such supplemental or restated declarations of trust have been made and as to any matters in connection with the Trust hereunder, and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such supplemental or restated declaration of trust. In this instrument or in any such supplemental or restated declaration of trust, references to this instrument, and all expressions like "herein", "hereof" and "hereunder" shall be deemed to refer to this instrument as amended or affected by any such supplemental or restated declaration of trust. This instrument may be executed in any number of counterparts, each of which shall be deemed an original.

      7. The Trust set forth in this instrument is created under and is to be governed by and construed and administered according to the laws of the Commonwealth of Massachusetts. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

      8. The Board of Trustees is empowered to cause the redemption of the Shares held in any account if the aggregate net asset value of such Shares has been reduced to $200 or less upon such notice to the shareholder in question, with such permission to increase the investment in question and upon such other terms and conditions as may be fixed by the Board of Trustees in accordance with the 1940 Act.

      9. In the event that any person advances the organizational expenses of the Trust, such advances shall become an obligation of the Trust subject to such terms and conditions as may be fixed by, and on a date fixed by, or determined with criteria fixed by the Board of Trustees, to be amortized over a period or periods to be fixed by the Board.

     10. Whenever any action is taken under this Declaration of Trust including action which is required or permitted by the 1940 Act or any other applicable law, such action shall be deemed to have been properly taken if such action is in accordance with the construction of the 1940 Act or such other applicable law then in effect as expressed in "no action" letters of the staff of the Commission or any release, rule, regulation or order under the 1940 Act or any decision of a court of competent jurisdiction, notwithstanding that any of the foregoing shall later be found to be invalid or otherwise reversed or modified by any of the foregoing.

      11. Any action which may be taken by the Board of Trustees under this Declaration of Trust or its By-Laws may be taken by the description thereof in the then effective prospectus and/or statement of additional information relating to the Shares under the Securities Act of 1933 or in any proxy statement of the Trust rather than by formal resolution of the Board.

      12. Whenever under this Declaration of Trust, the Board of Trustees is permitted or required to place a value on assets of the Trust, such action may be delegated by the Board, and/or determined in accordance with a formula determined by the Board, to the extent permitted by the 1940 Act.

     13. If authorized by vote of the Trustees and, if a vote of Shareholders is required under this Declaration of Trust, the favorable vote of the holders of a "majority" of the outstanding voting securities, as defined in the 1940 Act, entitled to vote, or by any larger vote which may be required by applicable law in any particular case, the Trustees may The Trustees may, without the vote or consent of the Shareholders, amend or otherwise supplement this instrument, by making Declaration of Trust by executing or authorizing an officer of the Trust to execute on their behalf a Restated Declaration of Trust or a Declaration of Trust supplemental hereto, which thereafter shall form a part hereof; any such Supplemental or Restated Declaration of Trust may be executed by and on behalf of the Trust and the Trustees by an officer or officers of the Trust., provided, however, that none of the following amendments shall be effective unless also approved by a Majority Vote of Shareholders: (i) any amendment to parts 1, 3 and 4, Article FIFTH; (ii) any amendment to this part 12, Article NINTH; (iii) any amendment to part 1, Article NINTH; and (iv) any amendment to part 4(a), Article NINTH that would change the voting rights of Shareholders contained therein. Any amendment required to be submitted to the Shareholders that, as the Trustees determine, shall affect the Shareholders of any Series or Class shall, with respect to the Series or Class so affected, be authorized by vote of the Shareholders of that Series or Class and no vote of Shareholders of a Series or Class not affected by the amendment with respect to that Series or Class shall be required. Notwithstanding anything else herein, any amendment to Article NINTH, part 1 shall not limit the rights to indemnification or insurance provided therein with respect to action or omission or indemnities or Shareholder indemnities prior to such amendment.

     14. The captions used herein are intended for convenience of reference only, and shall not modify or affect in any manner the meaning or interpretation of any of the provisions of this Agreement. As used herein, the singular shall include the plural, the masculine gender shall include the feminine and neuter, and the neuter gender shall include the masculine and feminine, unless the context otherwise requires.

                    [Remainder of Page Intentionally Left Blank]

      IN WITNESS WHEREOF, the undersigned have executed this instrument as of the 22nd____ day of August, 1995_________, 2000.


                               [SIGNATURE LINES OMITTED]

                                                                    EXHIBIT B


                  DISTRIBUTION AND SERVICE PLAN AND AGREEMENT

                                with

                       OPPENHEIMERFUNDS DISTRIBUTOR, INC.

                        For Class C Shares of

                  OPPENHEIMER CHAMPION INCOME FUND

This Distribution and Service Plan and Agreement (the "Plan") is dated as of the ____day of ____________, 2000, by and between Oppenheimer Champion Income Fund (the "Fund") and OppenheimerFunds Distributor, Inc. (the "Distributor").

1. The Plan. This Plan is the Fund's written distribution and service plan for Class C shares of the Fund (the "Shares"), contemplated by Rule 12b-1 as it may be amended from time to time (the "Rule") under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which the Fund will compensate the Distributor for its services in connection with the distribution of Shares, and the personal service and maintenance of shareholder accounts that hold Shares ("Accounts"). The Fund may act as distributor of securities of which it is the issuer, pursuant to the Rule, according to the terms of this Plan. The terms and provisions of this Plan shall be interpreted and defined in a manner consistent with the provisions and definitions contained in (i) the 1940 Act, (ii) the Rule, (iii) Rule 2830 of the Conduct Rules of the National Association of Securities Dealers, Inc., or any applicable amendment or successor to such rule (the "NASD Conduct Rules") and (iv) any conditions pertaining either to distribution-related expenses or to a plan of distribution to which the Fund is subject under any order on which the Fund relies, issued at any time by the U.S. Securities and Exchange Commission ("SEC").

2. Definitions. As used in this Plan, the following terms shall have the following meanings:

      (a) "Recipient" shall mean any broker, dealer, bank or other person or entity which: (i) has rendered assistance (whether direct, administrative or both) in the distribution of Shares or has provided administrative support services with respect to Shares held by Customers (defined below) of the Recipient; (ii) shall furnish the Distributor (on behalf of the Fund) with such information as the Distributor shall reasonably request to answer such questions as may arise concerning the sale of Shares; and (iii) has been selected by the Distributor to receive payments under the Plan.

      (b) "Independent Trustees" shall mean the members of the Fund's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating to this Plan.

      (c) "Customers" shall mean such brokerage or other customers or investment advisory or other clients of a Recipient, and/or accounts as to which such Recipient provides administrative support services or is a custodian or other fiduciary.

      (d) "Qualified Holdings" shall mean, as to any Recipient, all Shares owned beneficially or of record by: (i) such Recipient, or (ii) such Recipient's Customers, but in no event shall any such Shares be deemed owned by more than one Recipient for purposes of this Plan. In the event that more than one person or entity would otherwise qualify as Recipients as to the same Shares, the Recipient which is the dealer of record on the Fund's books as determined by the Distributor shall be deemed the Recipient as to such Shares for purposes of this Plan.

3. Payments for Distribution Assistance and Administrative Support Services.

      (a) Payments to the Distributor. In consideration of the payments made by the Fund to the Distributor under this Plan, the Distributor shall provide administrative support services and distribution services to the Fund. Such services include distribution assistance and administrative support services rendered in connection with Shares (1) sold in purchase transactions, (2) issued in exchange for shares of another investment company for which the Distributor serves as distributor or sub-distributor, or (3) issued pursuant to a plan of reorganization to which the Fund is a party. If the Board believes that the Distributor may not be rendering appropriate distribution assistance or administrative support services in connection with the sale of Shares, then the Distributor, at the request of the Board, shall provide the Board with a written report or other information to verify that the Distributor is providing appropriate services in this regard. For such services, the Fund will make the following payments to the Distributor:

           (i) Administrative Support Service Fees. Within forty-five (45) days of the end of each calendar quarter, the Fund will make payments in the aggregate amount of 0.0625% (0.25% on an annual basis) of the average during that calendar quarter of the aggregate net asset value of the Shares computed as of the close of each business day (the "Service Fee"). Such Service Fee payments received from the Fund will compensate the Distributor for providing administrative support services with respect to Accounts. The administrative support services in connection with Accounts may include, but shall not be limited to, the administrative support services that a Recipient may render as described in Section 3(b)(i) below.

           (ii) Distribution Assistance Fees (Asset-Based Sales Charge. Within ten (10) days of the end of each month, the Fund will make payments in the aggregate amount of 0.0625% (0.75% on an annual basis) of the average during the month of the aggregate net asset value of Shares computed as of the close of each business day (the "Asset-Based Sales Charge"). Such Asset-Based Sales Charge payments received from the Fund will compensate the Distributor for providing distribution assistance in connection with the sale of Shares.

      The distribution assistance services to be rendered by the Distributor in connection with the Shares may include, but shall not be limited to, the following: (i) paying sales commissions to any broker, dealer, bank or other person or entity that sells Shares, and/or paying such persons "Advance Service Fee Payments" (as defined below) in advance of, and/or in amounts greater than, the amount provided for in Section 3(b) of this Agreement; (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Shares by Recipients; (iii) obtaining financing or providing such financing from its own resources, or from an affiliate, for the interest and other borrowing costs of the Distributor's unreimbursed expenses incurred in rendering distribution assistance and administrative support services to the Fund; and (iv) paying other direct distribution costs, including without limitation the costs of sales literature, advertising and prospectuses (other than those prospectuses furnished to current holders of the Fund's shares ("Shareholders")) and state "blue sky" registration expenses.

      (b) Payments to Recipients. The Distributor is authorized under the Plan to pay Recipients (1) distribution assistance fees for rendering distribution assistance in connection with the sale of Shares and/or (2) service fees for rendering administrative support services with respect to Accounts. However, no such payments shall be made to any Recipient for any quarter in which its Qualified Holdings do not equal or exceed, at the end of such quarter, the minimum amount ("Minimum Qualified Holdings"), if any, that may be set from time to time by a majority of the Independent Trustees. All fee payments made by the Distributor hereunder are subject to reduction or chargeback so that the aggregate service fee payments and Advance Service Fee Payments do not exceed the limits on payments to Recipients that are, or may be, imposed by the NASD Conduct Rules. The Distributor may make Plan payments to any "affiliated person" (as defined in the 1940 Act) of the Distributor if such affiliated person qualifies as a Recipient or retain such payments if the Distributor qualifies as a Recipient.

      In consideration of the services provided by Recipients, the Distributor shall make the following payments to Recipients:

           (i) Service Fee. In consideration of administrative support services provided by a Recipient during a calendar quarter, the Distributor shall make service fee payments to that Recipient quarterly, within forty-five (45) days of the end of each calendar quarter, at a rate not to exceed 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares, computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than the minimum period (the "Minimum Holding Period"), if any, that may be set from time to time by a majority of the Independent Trustees.

      Alternatively, the Distributor may, at its sole option, make the following service fee payments to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter: (A) "Advance Service Fee Payments" at a rate not to exceed 0.25% of the average during the calendar quarter of the aggregate net asset value of Shares, computed as of the close of business on the day such Shares are sold, constituting Qualified Holdings, sold by the Recipient during that quarter and owned beneficially or of record by the Recipient or by its Customers, plus (B) service fee payments at a rate not to exceed 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares, computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than one (1) year. At the Distributor's sole option, Advance Service Fee Payments may be made more often than quarterly, and sooner than the end of the calendar quarter. In the event Shares are redeemed less than one year after the date such Shares were sold, the Recipient is obligated to and will repay the Distributor on demand a pro rata portion of such Advance Service Fee Payments, based on the ratio of the time such Shares were held to one (1) year.

       The administrative support services to be rendered by Recipients in connection with the Accounts may include, but shall not be limited to, the following: answering routine inquiries concerning the Fund, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and processing Share redemption transactions, making the Fund's investment plans and dividend payment options available, and providing such other information and services in connection with the rendering of personal services and/or the maintenance of Accounts, as the Distributor or the Fund may reasonably request.

           (ii) Distribution Assistance Fee (Asset-Based Sales Charge) Payments. Irrespective of whichever alternative method of making service fee payments to Recipients is selected by the Distributor, in addition the Distributor shall make distribution assistance fee payments to each Recipient quarterly, within forty-five (45) days after the end of each calendar quarter, at a rate not to exceed 0.1875% (0.75% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares computed as of the close of each business day constituting Qualified Holdings owned beneficially or of record by the Recipient or its Customers for a period of more than one (1) year. Alternatively, at its sole option, the Distributor may make distribution assistance fee payments to a Recipient quarterly, at the rate described above, on Shares constituting Qualified Holdings owned beneficially or of record by the Recipient or its Customers without regard to the 1-year holding period described above. Distribution assistance fee payments shall be made only to Recipients that are registered with the SEC as a broker-dealer or are exempt from registration.

      The distribution assistance to be rendered by the Recipients in connection with the sale of Shares may include, but shall not be limited to, the following: distributing sales literature and prospectuses other than those furnished to current Shareholders, providing compensation to and paying expenses of personnel of the Recipient who support the distribution of Shares by the Recipient, and providing such other information and services in connection with the distribution of Shares as the Distributor or the Fund may reasonably request.

      (c) A majority of the Independent Trustees may at any time or from time to time (i) increase or decrease the rate of fees to be paid to the Distributor or to any Recipient, but not to exceed the rates set forth above, and/or (ii) direct the Distributor to increase or decrease any Minimum Holding Period, any maximum period set by a majority of the Independent Trustees during which fees will be paid on Shares constituting Qualified Holdings owned beneficially or of record by a Recipient or by its Customers (the "Maximum Holding Period"), or Minimum Qualified Holdings. The Distributor shall notify all Recipients of any Minimum Qualified Holdings, Maximum Holding Period and Minimum Holding Period that are established and the rate of payments hereunder applicable to Recipients, and shall provide each Recipient with written notice within thirty
(30) days after any change in these provisions. Inclusion of such provisions or a change in such provisions in a supplement or amendment to or revision of the prospectus of the Fund shall constitute sufficient notice.

      (d) The Service Fee and the Asset-Based Sales Charge on Shares are subject to reduction or elimination under the limits to which the Distributor is, or may become, subject under the NASD Conduct Rules.

      (e) Under the Plan, payments may also be made to Recipients: (i) by OppenheimerFunds, Inc. ("OFI") from its own resources (which may include profits derived from the advisory fee it receives from the Fund), or (ii) by the Distributor (a subsidiary of OFI), from its own resources, from Asset-Based Sales Charge payments or from the proceeds of its borrowings, in either case, in the discretion of OFI or the Distributor, respectively.

      (f) Recipients are intended to have certain rights as third-party beneficiaries under this Plan, subject to the limitations set forth below. It may be presumed that a Recipient has provided distribution assistance or administrative support services qualifying for payment under the Plan if it has Qualified Holdings of Shares that entitle it to payments under the Plan. If either the Distributor or the Board believe that, notwithstanding the level of Qualified Holdings, a Recipient may not be rendering appropriate distribution assistance in connection with the sale of Shares or administrative support services for Accounts, then the Distributor, at the request of the Board, shall require the Recipient to provide a written report or other information to verify that said Recipient is providing appropriate distribution assistance and/or services in this regard. If the Distributor or the Board of Trustees still is not satisfied after the receipt of such report, either may take appropriate steps to terminate the Recipient's status as a Recipient under the Plan, whereupon such Recipient's rights as a third-party beneficiary hereunder shall terminate. Additionally, in their discretion a majority of the Fund's Independent Trustees at any time may remove any broker, dealer, bank or other person or entity as a Recipient, whereupon such person's or entity's rights as a third-party beneficiary hereof shall terminate. Notwithstanding any other provision of this Plan, this Plan does not obligate or in any way make the Fund liable to make any payment whatsoever to any person or entity other than directly to the Distributor. The Distributor has no obligation to pay any Service Fees or Distribution Assistance Fees to any Recipient if the Distributor has not received payment of Service Fees or Distribution Assistance Fees from the Fund.

4. Selection and Nomination of Trustees. While this Plan is in effect, the selection and nomination of persons to be Trustees of the Fund who are not "interested persons" of the Fund ("Disinterested Trustees") shall be committed to the discretion of the incumbent Disinterested Trustees. Nothing herein shall prevent the incumbent Disinterested Trustees from soliciting the views or the involvement of others in such selection or nomination as long as the final decision on any such selection and nomination is approved by a majority of the incumbent Disinterested Trustees.

5. Reports. While this Plan is in effect, the Treasurer of the Fund shall provide written reports to the Fund's Board for its review, detailing the amount of all payments made under this Plan and the purpose for which the payments were made. The reports shall be provided quarterly, and shall state whether all provisions of Section 3 of this Plan have been complied with.

6. Related Agreements. Any agreement related to this Plan shall be in writing and shall provide that: (i) such agreement may be terminated at any time, without payment of any penalty, by a vote of a majority of the Independent Trustees or by a vote of the holders of a "majority" (as defined in the 1940
Act) of the Fund's outstanding voting Class C shares; (ii) such termination shall be on not more than sixty days' written notice to any other party to the agreement; (iii) such agreement shall automatically terminate in the event of its "assignment" (as defined in the 1940 Act); (iv) such agreement shall go into effect when approved by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such agreement; and (v) such agreement shall, unless terminated as herein provided, continue in effect from year to year only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance.

7. Effectiveness, Continuation, Termination and Amendment. This Plan has been approved by a vote of the Board and of its Independent Trustees cast in person at a meeting called on February 29, 2000, for the purpose of voting on this Plan and shall take effect as of the date first set forth above. Unless terminated as hereinafter provided, it shall continue in effect until December 31, 2000 and thereafter from year to year or as the Board may otherwise determine but only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance.

      This Plan may not be amended to increase materially the amount of payments to be made under this Plan, without approval of the Class C Shareholders at a meeting called for that purpose and all material amendments must be approved by a vote of the Board and of the Independent Trustees.

      This Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding Class C voting shares. In the event of such termination, the Board and its Independent Trustees shall determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the Service Fee and/or the Asset-Based Sales Charge in respect of Shares sold prior to the effective date of such termination.

8. Disclaimer of Shareholder and Trustee Liability. The Distributor understands that the obligations of the Fund under this Plan are not binding upon any Trustee or shareholder of the Fund personally, but bind only the Fund and the Fund's property. The Distributor represents that it has notice of the provisions of the Declaration of Trust of the Fund disclaiming shareholder and Trustee liability for acts or obligations of the Fund.

                                Oppenheimer Champion Income Fund



                                by:  ___________________
                                     Andrew J. Donohue
                                    Secretary


                               OppenheimerFunds Distributor, Inc.



                               by:  __________________________
                                    Katherine P. Feld
                                    Vice President and Secretary


burns\proxies\190_def

Oppenheimer Champion Income       Proxy for Shareholders Meeting To
Fund                              Be Held August 24, 2000

Your shareholder                  Your prompt response can save your
vote is important!                Fund the expense of another mailing.
                                  Please mark your proxy below, date and sign it, and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

            Please detach at perforation before mailing.

Oppenheimer Champion Income       Proxy For Shareholders Meeting To
Fund                              Be Held August 24, 2000

The undersigned shareholder of Proxy solicited on behalf of the Oppenheimer Champion Income Board of Trustees, which Fund (the "Fund"), does hereby appoint recommends a vote FOR the election Robert Bishop, Allan Adams and of all nominees for Trustee and FOR Scott Farrar, and each of them, each Proposal on the reverse side. as attorneys-in fact and proxies The shares represented hereby of the undersigned, with full will be voted as indicated on the power of substitution, to attend reverse side or FOR if no choice the Meeting of Shareholders of is indicated. the Fund to be held August 24, 2000, at 6803 South Tucson Way, Englewood, Colorado 80112 at 10:00 A.M., Denver time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting for the election of Trustees and on the proposals specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

                                                                            OVER
Oppenheimer Champion Income   Proxy for Shareholders Meeting to be held
Fund                          August 24, 2000

Your shareholder              Your prompt response can save your Fund money.
vote is important!            Please  vote,  sign and mail  your  proxy  ballot
                              (this card) in the enclosed  postage-paid envelope
                              today,  no  matter  how many  shares  you  own.  A
                              majority of the Fund's shares must be  represented
                              in person or by proxy.  Please  vote your proxy so
                              your  Fund  can  avoid  the   expense  of  another
                              mailing.

            Please detach at perforation before mailing.

1. Election of        A) W. ArmstrongG) R. Kalinowski

 /   /   For  all
nominees
   of Trustees        B) R. Avis H) C. Kast       listed except as marked
   (Proposal No. 1)    C) G. Bowen          I)   R. Kirchner    to       the
contrary at left.
                      D) E. Cameron  J)   B. Macaskill      Instruction:
To withhold
                      E) J. Fossel   K) W. Marshall       authority to vote for
                      F) S. Freedman L)   J. Swain        any   individual
nominees, line out that nominee's name at left.

/  / Withhold authority to
     vote for all nominees
     listed at left.

2. Ratification of selection / / For / / Against / / Abstain of Deloitte & Touche LLP as independent auditors (Proposal No. 2)

3. Approval of the Elimination of Certain
   Fundamental Restrictions of the Fund
   (Proposal No. 3)

   a. Eliminate the Fund's fundamental / / For / / Against / / Abstain restriction on purchasing securities on margin or engaging in short sales
   b.   Eliminate  the  Fund's fundamental   / /  For / / Against /   / Abstain
        restriction on investing in other
        investment companies
   c. Eliminate the Fund's fundamental restriction on the purchase and sale of futures / / For / / Against / / Abstain contracts
   d. Eliminate the Fund's fundamental / / For / / Against / / Abstain restriction on the types of put and call options the Fund may purchase and sell
   e. Eliminate the Fund's fundamental / / For / / Against / / Abstain restriction on writing put options on interest rate futures
   f. Eliminate the Fund's fundamental / / For / / Against / / Abstain restriction on covered call writing
   g. Eliminate the Fund's fundamental / / For / / Against / / Abstain restriction on investing in warrants or rights
   h. Eliminate the Fund's fundamental / / For / / Against / / Abstain restriction on purchasing put or call options
   i. Eliminate the Fund's fundamental / / For / / Against / / Abstain restriction on writing put options on debt securities
   j. Eliminate the Fund's fundamental / / For / / Against / / Abstain restriction on investing in securities of issuers in which officers or trustees have an interest
   k. Eliminate the Fund's fundamental / / For / / Against / / Abstain restriction on investing in unseasoned issuers
   l. Eliminate the Fund's fundamental / / For / / Against / / Abstain restriction on investing in a company for the purpose of acquiring control
   m. Eliminate the Fund's fundamental / / For / / Against / / Abstain restriction on investing in mineral-related programs or leases

4. Approval  of Changes  to Certain       /  / For /  / Against /  / Abstain
   Fundamental Restrictions of the Fund
   to permit the participation in an
   inter-fund lending program
   (Proposal No. 4)

5. Authorization to permit the          /   / For /   / Against /   / Abstain
   Trustees to adopt an Amended
   and Restated Declaration of Trust
   (Proposal No. 5)

6. Approval of the Fund's new Class C  /  / For  /   /  Against /   / Abstain
   12b-1 Distribution  and Service
   Plan and  Agreement (Class C
   shareholders  only)
   (Proposal No. 6)

NOTE: Please sign exactly as your name(s) appear hereon. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.

                     Dated:                                   , 2000
                     --------------------------------------
                     (Month)        (Day)

                     Signature(s)
                     -------------------------------------
                     Signature(s)
                     -------------------------------------


                             Please read both sides of this ballot.


proxy\190BALLOT

Bridget A. Macaskill
President and                             OppenheimerFunds Logo
Chief Executive Officer                   Two World Trade Center,34th Floor
                                          New York, NY 10048-0203
                                          800.525.7048
                                          www.oppenheimerfunds.com



                                          July 5, 2000

Dear Oppenheimer Champion Income Fund Shareholder,

      We have scheduled a shareholder meeting on August 24, 2000 for you to decide upon some important proposals for the Fund. Your ballot card and a detailed statement of the issues are enclosed with this letter

      Your Board of Trustees believes the matters being proposed for approval are in the best interests of the Fund and its shareholders and recommends a vote "for" the election of Trustees and for each Proposal. Regardless of the number of shares you own, it is important that your shares be represented and voted. So we urge you to consider these issues carefully and make your vote count.

How do you vote?

      To cast your vote, simply mark, sign and date the enclosed proxy ballot and return it in the postage-paid envelope today. Remember, it can be expensive for the Fund--and ultimately for you as a shareholder--to remail ballots if not enough responses are received to conduct the meeting.

What are the issues?

     o Election of Trustees. You are being asked to consider and approve the election of twelve Trustees. You will find detailed information on the Trustees in the enclosed proxy statement.

o Ratification of Auditors. The Board is asking you to ratify the selection of Deloitte & Touche LLP as independent certified public accountants and auditors of the Fund for the fiscal year beginning October 1, 2000.

o Approval of Elimination of Certain Fundamental Investment Restrictions. Your approval is requested to eliminate certain of the Fund's fundamental investment restrictions.

o Approval of Changes to Certain Fundamental Investment Restrictions. Your approval is requested to change certain of the Fund's fundamental investment restrictions.

o Authorize the Trustees to adopt an amended and restated Declaration of Trust.

o Approval of Distribution and Service Plan for Class C Shares (Class C shareholders only). You are asked to approve the Fund's new Class C 12b-1 Distribution and Service Plan.

     Please read the enclosed proxy statement for complete details on these proposals. Of course, if you have any questions, please contact your financial advisor, or call us at 1-800-525-7048. As always, we appreciate your confidence in OppenheimerFunds and look forward to serving you for many years to come.

                                    Sincerely,


                                    Bridget A. Macaskill's signature
Enclosures


proxy\190letter